UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ___)

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☐	Soliciting Material Pursuant to §240.14a-12

GEOVAX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY COPIES

GEOVAX LABS, INC.

1900 Lake Park Drive

Suite 380

Smyrna, Georgia 30080

Notice of Annual Meeting of Stockholders and Proxy Statement

To Our Stockholders:

The Annual Meeting of Stockholders of GeoVax Labs, Inc. (“GeoVax” or the “Company”) will be held on June 14, 2016, at 8:00 a.m. local time, at the offices of Womble Carlyle Sandridge & Rice, LLP, 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363, for the following purposes:

1.	To elect six directors to serve until the 2017 Annual Meeting of Stockholders;

2.	To approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 150,000,000 to 300,000,000;

3.	To approve the GeoVax Labs, Inc. 2016 Stock Incentive Plan;

4.	To ratify the appointment of Porter Keadle Moore LLC as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2016;

5.	To hold an advisory vote on the compensation of our Named Executive Officers (as defined in the proxy statement); and

6.	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Stockholders of record at the close of business on April 15, 2016 are entitled to notice of the Annual Meeting and at any continuation or adjournment thereof.

The Company is using the U.S. Securities and Exchange Commission rule that allows us to furnish proxy materials over the Internet. On or about May 2, 2016, the Company started mailing to its stockholders a Notice of Internet Availability of Proxy Materials (a “Notice”). The Notice contains instructions on how to access this Proxy Statement and our Annual Report and vote online or by telephone. The Notice also contains instructions on how stockholders can receive a paper copy of the Company’s proxy materials, including this Proxy Statement, the Company’s Annual Report and a form of proxy card or voting instruction card. Stockholders who receive a paper copy of the Company’s proxy materials, including a Proxy Statement, the Company’s Annual Report and a form of proxy card or instruction card may vote online, by telephone or by mail.

If your shares are held in "street name" through a broker, bank or other nominee, your broker, bank or nominee cannot vote your shares for the election of directors or the amendment to our Certificate of Incorporation unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, we highly encourage you to instruct them regarding how to vote your shares.

Please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. Even though you vote, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached Proxy Statement.

By Order of the Board of Directors,

_________, 2016 Smyrna, Georgia	Mark W. Reynolds Corporate Secretary

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PRELIMINARY COPIES

GEOVAX LABS, INC.

1900 Lake Park Drive

Suite 380

Smyrna, Georgia 30080

PROXY STATEMENT

For The

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 14, 2016

About this Proxy Statement

This Proxy Statement is furnished by GeoVax Labs, Inc., a Delaware corporation, in connection with the solicitation of your proxy by the Company’s Board of Directors for use at our Annual Meeting of Stockholders to be held at the offices of Womble Carlyle Sandridge & Rice, LLP 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363, on June 14, 2016, at 8:00 a.m. local time and at any continuation or adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 14, 2016.

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and 2015 Annual Report are available at www.proxyvote.com.

This year, the Company is again using the U.S. Securities and Exchange Commission (“SEC”) rule that allows us to furnish our proxy materials over the Internet. On or about May 2, 2016, the Company started mailing to its stockholders a Notice of Internet Availability of Proxy Materials (a “Notice”). The Notice contains instructions on how to access this Proxy Statement and our Annual Report on Form 10-K (“Annual Report”) and vote online or by telephone. The Notice also contains instructions on how stockholders can receive a paper copy of the Company’s proxy materials, including this Proxy Statement, the Company’s Annual Report on Form 10-K and a form of proxy card or voting instruction card. Stockholders who receive a paper copy of the Company’s proxy materials, including a Proxy Statement, the Company’s Annual Report and a form of proxy card or instruction card may vote online, by telephone or by mail. By furnishing proxy materials over the Internet, the Company lowers the costs and reduces the environmental impact of the Annual Meeting.

The Proposals

At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals, which we refer to as the “Proposals”:

1.	To elect six directors to serve until the 2017 Annual Meeting of Stockholders;

2.	To approve an amendment to our Certificate of Incorporation to increase our authorized shares of common stock, $0.001 par value, from 150,000,000 to 300,000,000;

3.	To approve the GeoVax Labs, Inc. 2016 Stock Incentive Plan;

4.	To ratify the appointment of Porter Keadle Moore LLC as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2016;

5.	To hold an advisory vote on the compensation of our Named Executive Officers;

6.	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Voting

Stockholders of record may vote:

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By Internet – Over the Internet, by going to www.proxyvote.com. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you access the website and follow the instructions to obtain your records and create an electronic voting instruction form.

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By Telephone – Over the telephone, by dialing 1-800-690-6903 from any touch-tone telephone. Have your proxy card or Notice Regarding Availability of Proxy Materials in hand when you call and follow the instructions.

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By Mail – By mail using the enclosed proxy card. Please complete, sign and date your proxy card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 91 Mercedes Way, Edgewood, New York 11717. When the proxy card is properly executed, dated, and timely returned, the shares it represents will be voted in accordance with its instructions.

●	By Attending the Meeting in Person – By attending the meeting in person and voting.

Internet and telephone voting facilities will close at 11:59 p.m., Eastern Daylight Time, on June 13, 2016.

A large number of banks, brokerage firms and other nominees participate in online programs which provide the opportunity to vote over the Internet or by telephone to eligible beneficial owners who hold their shares in “street name” rather than as a stockholder of record. “Street name” stockholders who elect to access the proxy materials electronically over the Internet through an arrangement with their brokerage firm, bank or other nominee should receive instructions from their brokerage firm, bank or other nominee on how to access the stockholder information and voting instructions. If you hold your shares in “street name” and the voting instruction form that you receive from your brokerage firm, bank or other nominee does not reference Internet or telephone information, or if you prefer to vote by mail, please complete and return the paper voting instruction form. In order to vote shares held in “street name” in person at the Annual Meeting, a proxy issued in the owner’s name must be obtained from the stockholder of record (typically your brokerage firm, bank or other nominee) and presented at the Annual Meeting.

Stockholders of record and “street name” stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers, for which the stockholder is responsible.

“Broker non-votes” are proxies received from banks, brokerage firms or other nominees holding shares on behalf of their “street name” clients who have not been given specific voting instructions from such clients with respect to matters such as the Proposals. The banks, brokerage firms or other nominees do not have the authority to vote your shares in their discretion on the election of directors, the amendment to the Certificate of Incorporation, the approval of the 2016 Stock Incentive Plan, or the advisory vote on executive compensation, and may not vote them on those Proposals unless given specific voting instructions from you. If you hold your shares in street name and do not provide voting instructions to your brokerage firm, bank or other nominee with respect to the election of directors, the amendment to the Certificate of Incorporation, the approval of the 2016 Stock Incentive Plan, or the advisory vote on executive compensation, your shares will not be voted on those Proposals.

Revocability of Proxy

If you give us a proxy you will have the power to revoke it at any time before it is exercised. The proxy may be revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to us at our principal executive offices located at 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080; Attention: Corporate Secretary. The proxy may also be revoked by attending the meeting and revoking your proxy in writing or voting in person.

When the proxy is properly executed, dated and returned, the shares it represents will be voted in accordance with any directions noted on it. If no instructions are indicated, the proxy will be voted FOR the approval of the Proposals. We currently know of no other matters to be considered at the Annual Meeting of Stockholders. If, however, any other matters come before the Annual Meeting of Stockholders, or any adjournment or adjournments thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.

Record Date, Voting Rights and Outstanding Shares

The Board of Directors fixed April 15, 2016 as the record date (the “Record Date”) for determining holders of our common stock, $0.001 par value per share, who are entitled to vote at the meeting. As of the Record Date, we had 37,015,401 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the stockholder of record to one vote on each matter to be voted upon at the meeting. A majority of the shares of common stock issued and outstanding and entitled to vote at the meeting will constitute a quorum at the meeting. If a quorum is not present or represented at the Annual Meeting, the Chairman of the meeting or the stockholders holding a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. Cumulative voting is not permitted. Stockholders do not have dissenters’ rights of appraisal with respect to any of the Proposals.

Unless otherwise indicated on the proxy, your shares will be voted “FOR” the election of the director-nominees named on the proxy, "FOR" the amendment to the Certificate of Incorporation, “FOR" the proposal to approve the 2016 Stock Incentive Plan, “FOR” the proposal to ratify the selection of our independent registered accountants, and “FOR” the approval of the compensation of our Named Executive Officers. Proxies cannot be voted for a greater number of persons than the number of director-nominees named.

Solicitation

The cost of preparing, assembling and mailing this Proxy Statement and the form of proxy will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies personally or by mail, telephone, email, or facsimile. No compensation will be paid for such solicitations. In addition, the Company will bear the reasonable expenses of brokerage houses and other custodians, nominees and fiduciaries who, at the request of the Company, may send proxies and proxy solicitation material to their clients and principals. The Company has engaged D.F. King & Co., Inc. to solicit proxies from brokerage firms, banks and institutional holders of shares. D.F. King & Co., Inc. will be paid a fee of $7,500 plus reimbursement of expenses for its services. The Company will bear the cost of such solicitation.

Quorum and Approval of Proposals

For there to be a quorum at the meeting, a majority of the shares of common stock entitled to vote at the meeting must be present in person or represented by proxy. Each share of common stock is entitled to one vote. Shares held by stockholders of record or their nominees who do not vote by proxy or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum. Properly completed and executed proxies that reflect abstentions or “broker non-votes” will be counted for purposes of determining whether a quorum is present. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure that your shares will be voted at the meeting in the manner that you desire.

The election of directors will be determined by a plurality of the votes cast at the Annual Meeting if a quorum is present. Stockholders do not have cumulative voting rights in connection with the election of directors. This means that the six nominees receiving the highest number of “FOR” votes will be elected as directors. Withheld votes and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the proposal to elect directors. The amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the effect of a vote against the proposal. The 2016 Stock Incentive Plan will be approved if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes are not considered as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. The selection of our independent registered accountants will be ratified by stockholders if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes are not considered as votes cast, and therefore will have no effect on the outcome of the vote on the ratification of our independent registered public accounting firm. The compensation of our Named Executive Officers will be approved, on an advisory basis, if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. Because the stockholder vote is advisory, it will not be binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.

Proposal 1
Election of Directors

Our bylaws provide that the members of the Board of Directors are to be elected at each annual meeting of stockholders and are to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Director Nominees

In accordance with the recommendation of the Nominating and Governance Committee of the Board of Directors, the Board of Directors has nominated David A. Dodd, Robert T. McNally, Ph.D., Harriet L. Robinson, Ph.D., Randal D. Chase, Ph.D., Dean G. Kollintzas, and John N. Spencer, Jr. for reelection as directors of GeoVax to serve until the 2017 Annual Meeting of Stockholders, until each of their successors are elected and qualified, or until their earlier death, resignation or removal. Information concerning the nominees and our executive officers is set forth below under “Director Nominees and Executive Officers”.

We believe that the nominees will be available and able to serve as directors. In the event that any nominee is unable to serve (which is not anticipated), the holder of your proxy will cast votes for such other persons as they may select.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROXY STATEMENT. THE PERSONS NAMED IN THE FORM OF PROXY WILL VOTE THE PROXY AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES SET FORTH ABOVE.

Director Nominees and Executive Officers

The following table sets forth certain information with respect to our director nominees and executive officers:

Name	Age	Current Position

David A. Dodd (1)(2)	66	Chairman of the Board of Directors

Robert T. McNally, Ph.D.	68	President and Chief Executive Officer, Director

Mark W. Reynolds, CPA	54	Chief Financial Officer and Corporate Secretary

Harriet L. Robinson, Ph.D.	78	Chief Scientific Officer, Director

Farshad Guirakhoo, Ph.D.	62	Senior Vice President, Research and Development

Randal D. Chase, Ph.D. (1)(3)	66	Independent Director

Dean G. Kollintzas (2)(3)	42	Independent Director

John N. Spencer, Jr. (1)(2)(3)	75	Independent Director

______________________

(1)	Member of the Compensation Committee of the Board of Directors.
(2)	Member of the Nominating and Governance Committee of the Board of Directors.
(3)	Member of the Audit Committee of the Board of Directors.

David A. Dodd. Mr. Dodd joined the Board of Directors in March 2010 and became Chairman of our Board of Directors on January 1, 2011. Since April 2013, he has served as President and Chief Executive Officer, and as a member of the Board of Directors, of Aeterna Zentaris Inc., a drug development company. Since May 2014, Mr. Dodd has also served as Chairman of the Board of Aeterna Zenaris. He is also the Chief Executive Officer of RiversEdge BioVentures, an investment and advisory firm focused on the life sciences and pharmaceuticals industries, which he founded in 2009. He has more than 35 years of executive experience in the healthcare industry. From December 2007 to June 2009, Mr. Dodd was President, Chief Executive officer and Chairman of BioReliance Corporation, an organization that provided biological safety testing, viral clearance testing, genetic and mammalian technology testing and laboratory animal diagnostic services testing. From October 2006 to April 2009, he served as non-executive chairman of Stem Cell Sciences Plc. Before that, Mr. Dodd served as President, Chief Executive Officer and Director of Serologicals Corporation before it was sold to Millipore Corporation in July 2006 for $1.5 billion. For five years prior to his employment by Serologicals Corporation, Mr. Dodd served as President and Chief Executive Officer of Solvay Pharmaceuticals, Inc. and Chairman of its subsidiary Unimed Pharmaceuticals, Inc. The Board of Directors has concluded that Mr. Dodd should serve on the Board of Directors due to his experience in the pharmaceutical industry, as well as his background in general management, business transformation, corporate partnering, and mergers and acquisitions.

Robert T. McNally, Ph.D. Dr. McNally joined the Board of Directors in December 2006 and was appointed as our President and Chief Executive Officer effective April 1, 2008. From 2000 to March 2008, Dr. McNally served as Chief Executive Officer of Cell Dynamics LLC, a cGMP laboratory services company. Previously, Dr. McNally was a co-founder and Senior Vice President of Clinical Research for CryoLife, Inc., a pioneering company in transplantable human tissues. He has over 34 years of experience in academic and corporate clinical investigations, management, research, business, quality and regulatory affairs Dr. McNally is a Fellow of the American Institute for Medical and Biological Engineering, serves on the advisory boards of the Petit Institute for Bioengineering and Dupree College of Management at the Georgia Institute of Technology, and is a former Chairman of Georgia Bio, a trade association. Dr. McNally graduated with a Ph.D. in biomedical engineering from the University of Pennsylvania. The Board of Directors has concluded that Dr. McNally should serve on its Board of Directors by virtue of his prior business and scientific experience, including his experience as Chief Executive Officer of Cell Dynamics, LLC and as Senior Vice President of Clinical Research for CryoLife, Inc., and due to his intimate involvement with the Company’s ongoing operations as its President and Chief Executive Officer.

Mark W. Reynolds, CPA Mr. Reynolds joined the Company on a part-time basis in October 2006 as Chief Financial Officer and Corporate Secretary, becoming a full-time employee in January 2010. From 2003 to 2006, before being named Chief Financial Officer of GeoVax Labs, Inc., Mr. Reynolds provided financial and accounting services to GeoVax, Inc. as an independent contractor. From 2004 to 2008, Mr. Reynolds served as Chief Financial Officer for HealthWatchSystems, Inc. a privately-held company in the consumer healthcare industry. From 2004 to 2006, he served as Chief Financial Officer for Duska Therapeutics, Inc., a publicly-held biotechnology company. From 1988 to 2002, Mr. Reynolds worked for CytRx Corporation, a publicly-held biopharmaceutical company, where he first served as Controller and then as Chief Financial Officer. Mr. Reynolds was an auditor with Arthur Andersen & Co. from 1985 to 1988. He is a certified public accountant and earned a Master’s of Accountancy degree from the University of Georgia.

Harriet L. Robinson, Ph.D. Dr. Robinson joined the Company as Senior Vice President, Research and Development on a part-time basis in November 2007 and on a full-time basis as Chief Scientific Officer in February 2008, and was elected to the Board of Directors in June 2008. She is a co-founder of GeoVax, Inc. and has served as chief of its scientific advisory board since formation of the company in 2001. From 1999 to February 2008, Dr. Robinson served as the Asa Griggs Candler Professor of Microbiology and Immunology at Emory University in Atlanta, Georgia, and from 1998 to February 2008 as Chief, Division of Microbiology and Immunology, Yerkes National Primate Center and Professor at the Emory University School of Medicine. She was Professor, Department of Microbiology & Immunology, at the University of Massachusetts Medical Center from 1988 to 1997 and Staff, then Senior, then Principal Scientist at the University of Massachusetts Worcester Foundation for Experimental Biology from 1977 to 1987. Dr. Robinson received a Bachelor of Arts degree from Swarthmore College and M.S. and Ph.D. degrees from the Massachusetts Institute of Technology. The Board of Directors has concluded that Dr. Robinson should serve on its Board of Directors by virtue of her extensive knowledge of the Company’s technology as its scientific founder.

Farshad Guirakhoo, Ph.D. Dr. Guirakhoo joined the Company as Senior Vice President, Research and Development in October 2015. Dr. Guirakhoo has served in senior management and scientific roles within the biotechnology industry with Vaxess Technologies from 2014 to 2015, Hookipa Biotech from 2012 to 2014, Sanofi Pasteur from 2007 to 2012, Acambis, Inc. from 1999 to 2007 and OraVax, Inc. from 1992 to 1999. He earned his Ph.D. in Virology at the Medical University of Vienna, Vienna, Austria, holds a M.Sc. degree in Genetics from the International Institute for Biophysics and Biochemistry of Tehran University, and a B.Sc. degree in Biology from the National University of Iran. He conducted his Post-Doctoral training at the Medical University of Vienna and at the National Centers for Disease Control and Prevention (CDC), Division of Vector-Borne Infectious Diseases. In his scientific career, Dr. Guirakhoo has filed over 90 patent applications and is author/co-author of more than 80 publications, including book chapters, in peer-reviewed journals. In 2014, he was named as one of the 50 Most Influential People in Vaccines.

Randal D. Chase, Ph.D. Dr. Chase joined the Board of Directors in March 2015. Since 2011, Dr. Chase has served as a business advisor and consultant to companies in the life science sector. From 2006 to 2011, he served as President and Chief Executive Officer of Immunovaccine, Inc., a clinical-stage biotechnology company developing vaccines against cancer and infectious diseases. Dr. Chase is also a former president of Shire Biologics, North American Vaccine, Pasteur Merieux Connaught, and Quadra Logic Technologies, Inc. His early career was at Bristol Myers and Glaxo Pharmaceuticals. Dr. Chase has also served as a member of the board of directors for numerous companies, and currently serves as a member of the board of directors for Advanced Proteome Therapeutics Corporation. Dr. Chase attended the Senior Executive Program of the London Business School in the United Kingdom, holds a bachelor of sciences degree in biochemistry from Bishop’s University and a Ph.D. in biochemistry from the University of British Columbia. Dr. Chase completed a post-doctoral fellowship at the McArdle Cancer Institute of the University of Wisconsin. The Board of Directors has concluded that Dr. Chase should serve on the Board of Directors due to his extensive leadership experience in the pharmaceutical industry, and the vaccine industry in particular.

Dean G. Kollintzas. Mr. Kollintzas joined the Board of Directors upon consummation of the merger with GeoVax, Inc. in September 2006. Since 2001 Mr. Kollintzas has been an intellectual property attorney specializing in biotechnology and pharmaceutical licensing, FDA regulation, and corporate/international transactions. Mr. Kollintzas received a microbiology degree from the University of Illinois and a J.D. from Franklin Pierce Law Center. He is a member of the Wisconsin and American Bar Associations. Since 2004, Mr. Kollintzas has been in private practice. In 2014, he founded Procare Clinical, LLC, a clinical trial management company headquartered in Naperville, IL. The Board of Directors has concluded that Mr. Kollintzas should serve on the Board of Directors by virtue of his experience with intellectual property matters, biotechnology and pharmaceutical licensing, and FDA regulation.

John N. (Jack) Spencer, Jr., CPA. Mr. Spencer joined the Board of Directors upon consummation of the merger with GeoVax, Inc. in September 2006. Mr. Spencer is a certified public accountant and was a partner of Ernst & Young LLP where he spent more than 38 years until he retired in 2000. Mr. Spencer also serves as a director of MRI Interventions, Inc. (Nasdaq: MRIC), a medical device company, where he also chairs the audit committee and serves on the Compensation Committee. He served as the Temporary Chief Financial Officer of Applied Genetic Technologies Corporation from November 2013 until February 2014 while that company prepared for its initial public offering. He also serves on the boards of two privately held companies and as a consultant to various companies primarily relating to financial accounting and reporting matters. Mr. Spencer received a bachelor of science degree from Syracuse University, and he earned an M.B.A. degree from Babson College. He also attended the Harvard Business School Advanced Management Program. The Board of Directors has concluded that Mr. Spencer should serve on the Board of Directors by virtue of his experience at Ernst & Young LLP where he was the partner in charge of that firm’s life sciences practice for the southeastern United States, and his clients included a large number of publicly-owned and privately-held medical technology companies, together with his continuing expertise as a director of, and a consultant to, other publicly owned and privately held companies.

Corporate Governance

The Company’s Bylaws provide that the number of members of our Board of Directors shall be determined from time to time by resolutions of the Board of Directors, but shall not be less than three or more than nine. Our Board of Directors currently has six members.

Director Nomination Process

Our Nominating and Corporate Governance Committee is responsible for making recommendations on nominees for election as directors to the Board of Directors.

We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors, nor do we have a formal policy about the consideration of any director candidates recommended by stockholders. However, our Nominating and Governance Committee, and our Board of Directors, believe that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. Each director must also be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties. Further, our Board of Directors is intended to encompass a range of talents, experience, skills, backgrounds, and expertise sufficient to provide sound and prudent guidance with respect to the operations and interests of GeoVax and its stockholders. We do not have a formal policy on Board diversity as it relates to race, gender, or national origin.

GeoVax considers persons for nomination for election to the Board of Directors from any source, including stockholder recommendations. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the recommendation. Consideration of nominee candidates typically involves a series of internal discussions, a review of information concerning candidates, and interviews with selected candidates. To date, no third parties have been engaged to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. The nomination of each director was recommended by the Nominating and Governance Committee, and then by the Board of Directors followed the recommendation.

Our Nominating and Governance Committee will consider stockholder recommendations for directors sent to GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080, Attention: Chairman of the Nominating and Governance Committee. Any recommendation from a stockholder should include the name, background and qualifications of such candidate and should be accompanied by evidence of such stockholder’s ownership of GeoVax’s common stock. The Nominating and Governance Committee may ask for additional information.

A stockholder making any proposal shall also comply with all applicable requirements of the Securities Exchange Act of 1934.

Director Independence

The Board of Directors has determined that Messrs. Chase, Dodd, Kollintzas, and Spencer are the members of our Board of Directors who are “independent,” as that term is defined by Section 301(3)(B) of the Sarbanes-Oxley Act of 2002. The Board of Directors has also determined that these three individuals meet the definition of “independent director” set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. As independent directors, Messrs. Chase, Dodd, Kollintzas and Spencer qualify as members of our Audit Committee, our Compensation Committee, and our Nominating and Governance Committee as set forth in the chart at “Director Nominees and Executive Officers.”

Board Structure, Leadership, and Committees

Our Board of Directors, as a whole, and acting through its committees, has responsibility for management of our business and affairs. The offices of Chairman of the Board and of President and Chief Executive Officer are separate. We believe the separation of these roles allows the Chief Executive Officer more time to focus on day-to-day business while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. The separation also promotes communication. Our Chairman of the Board, President and Chief Executive Officer, and our other executive officers, communicate regularly with each other and with our Board of Directors. We believe the relatively small number of directors, executive officers and employees, and their interaction, facilitate information sharing and decision-making with respect to most aspects of our operations, including oversight of risk management.

Board of Directors. The Board of Directors held eight meetings during 2015 and took action by unanimous written consent on two other occasions. Each director attended at least 75% of the total meetings of the Board and the committees on which they served during 2015. We strongly encourage, but we do not require, our directors to attend our Annual Stockholders’ Meeting. All of our then-serving directors attended our Annual Stockholders’ Meeting in 2015.

Our Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. The Audit Committee has been delegated formal authority and responsibility for overseeing certain elements of risk, as described below.

Audit Committee. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility relating to: (i) the integrity of the Company’s financial statements; (ii) the effectiveness of the Company’s internal control over financial reporting; (iii) the Company’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management, and for monitoring our business risk practices. It also prepares the Audit Committee report that SEC proxy rules require for this proxy statement. Our Audit Committee is currently comprised of Mr. Spencer (Chairman), Mr. Chase, and Mr. Kollintzas. Our Board of Directors has determined that each member of the committee is independent in accordance with the criteria of independence set forth in Section 301(3)(B) of the Sarbanes-Oxley Act of 2002, and Rule 5605(c)(2) of the Nasdaq Listing Rules and that Mr. Spencer qualifies as an “audit committee financial expert” as defined by the SEC’s rules. The Audit Committee has adopted a charter, a current copy of which is available on our website at www.geovax.com. The Audit Committee held four meetings during 2015.

Compensation Committee. The Compensation Committee has responsibility for matters relating to the fair and competitive compensation of the Company’s executives, employees and non-employee directors, as well as our benefit plans. The Committee consults with the Company’s President and Chief Executive Officer, but does not delegate the authority to set executive compensation. Our Compensation Committee is currently comprised of Mr. Chase (Chairman), Mr. Dodd, and Mr. Spencer. The Compensation Committee has adopted a charter, a current copy of which is available on our website at www.geovax.com. The members of the Compensation Committee are independent, as required by the Compensation Committee Charter. They also qualify as “outside directors” within the meaning of Rule 16b-3 under the Security Exchange Act of 1934 and as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee held three meetings during 2015.

Nominating and Corporate Governance Committee. The Nominating and Governance Committee assists the Board of Directors in fulfilling its responsibilities of: (i) identifying individuals qualified to become directors and committee members; (ii) recommending director nominees to the Board of Directors; (iii) developing and recommending approval of policies relating to, and generally overseeing matters of, corporate governance; and (iv) leading the Board of Directors in its annual review of the Board of Directors and its committees. The Nominating and Governance Committee consists of Mr. Spencer (Chairman), Mr. Dodd, and Mr. Kollintzas. The Nominating and Governance Committee has adopted a charter, a current copy of which is available on our website at www.geovax.com. Our Board of Directors has determined that each member of the committee is independent as required by its charter. The Nominating and Governance Committee held one meeting during 2015 and took action by unanimous written consent on one other occasion.

Stockholder Communications with the Board of Directors

Any stockholder who wishes to communicate directly with our Board of Directors should do so in writing, addressed to GeoVax Labs, Inc., c/o Audit Committee Chair, 1900 Lake Park Drive, Suite 380, Smyrna, Georgia  30080. Communications sent to individual directors must clearly indicate the name of the director for whom they are intended. Unless marked “Confidential”, we screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. If marked “Confidential”, these communications will not be screened by management before they are delivered to the Audit Committee Chair. Stockholders who wish to submit director nominees for consideration by the Nominating and Governance Committee should follow the directions at “Director Nomination Process.”

Code of Ethics

Our Board of Directors has adopted a written Code of Ethics, a copy of which is available on our website at www.geovax.com. The Company will provide a copy of the Code of Ethics upon request to any person without charge. Such requests may be transmitted by regular mail in the care of the Corporate Secretary. We require all officers, directors and employees to adhere to this code in addressing the legal and ethical issues encountered in conducting their work. The code requires that employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in our best interest. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the code. The Sarbanes-Oxley Act of 2002 requires certain companies to have procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. We have such procedures in place.

The Company will post on its website, www.geovax.com, or will disclose on a Form 8-K filed with the SEC, any amendments to, or waivers from, a provision of the Code of Ethics that applies to the Chief Executive Officer or the Chief Financial Officer, or persons performing similar functions, and that relate to (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the code; or (v) accountability for adherence to the Code of Ethics. Any waiver granted to an executive officer or a director may only be granted by the Board and will be disclosed, along with the reasons therefor, on a Form 8-K filed with the SEC. No such waivers were granted in 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, as well as certain affiliates of those persons, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports we received and written representations that no other reports were required to be filed for those persons, we believe that, during 2015, all of our executive officers, directors and owners of more than 10% of our common stock filed all reports required by Section 16(a) on a timely basis.

Security Ownership of Principal Stockholders,
Directors and Executive Officers

Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our common stock as of April 15, 2016 by (1) each director; (2) each of our Named Executive Officers; (3) all executive officers and directors as a group; and (4) each additional person who is known by us to beneficially own more than 5% of our common stock. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Amount and Nature
	of Beneficial	Percent
Name of Beneficial Owner (1)	Ownership	of Class (2)
Directors and Executive Officers:
Randal Chase (3)	40,000	-*
David A. Dodd (4)	407,124	1.1%
Farshad Guirakhoo	-	-
Dean G. Kollintzas (5)	178,712	*
Robert T. McNally (6)	291,380	*
Mark W. Reynolds (7)	267,000	*
Harriet L. Robinson (8)	1,507,607	4.0%
John N. Spencer, Jr. (9)	210,412	*
All executive officers and directors as a group (8 persons) (10)	2,902,235	7.6%
Other 5% Stockholders:
Emory University (11)	4,621,405	12.5%
Sabby Healthcare Master Fund, Ltd (12)	4,034,500	9.99%
Sabby Volatility Warrant Master Fund, Ltd (13)	4,039,000	9.99%

* Less than 1%
(1)	Except as otherwise indicated, the business address of each director and executive officer listed is c/o GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080.
(2)

This table is based upon information supplied by officers and directors, and with respect to principal stockholders, Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. Applicable percentage ownership is based on 37,015,401 shares of common stock outstanding as of April 15, 2016. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of April 15, 2016, as well as shares of preferred stock which may be converted at any time at the option of the holder, are deemed outstanding.

(3)	Includes options to purchase 40,000 shares of common stock exercisable within 60 days of April 15, 2016
(4)	Includes options and warrants to purchase 279,399 shares of common stock exercisable within 60 days of April 15, 2016.
(5)	Includes options and warrants to purchase 163,787 shares of common stock exercisable within 60 days of April 15, 2016.
(6)	Includes options and warrants to purchase 249,175 shares of common stock exercisable within 60 days of April 15, 2016.
(7)	Includes options and warrants to purchase 201,000 shares of common stock exercisable within 60 days of April 15, 2016.
(8)	Includes options and warrants to purchase 333,881 shares of common stock exercisable within 60 days of April 15, 2016.
(9)

Includes options and warrants to purchase 163,787 shares of common stock exercisable within 60 days of April 15, 2016. Mr. Spencer shares voting and investment power with his spouse with respect to 46,625 shares and a warrant for 22,388 shares which are owned jointly by them.

(10)

Includes options and warrants to purchase 1,391,029 shares of common stock exercisable within 60 days of April 15, 2016. Unless otherwise noted, none of our Directors or Executive Officers have pledged any of their beneficially-owned shares as security for any obligation.

(11)	The address for this stockholder is Administration Building, 201 Dowman Drive, Atlanta, Georgia 30322.
(12)

The address for this stockholder is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. Includes 662,594 shares of common stock, 15,280,331 shares of common stock issuable upon conversion of Series C Preferred Stock, and warrants to purchase 15,438,038 shares of common stock exercisable within 60 days of April 15, 2016. The Series C Preferred Stock, and the warrants owned by this stockholder contain exercise and conversion limitations providing that a holder thereof may not convert or exercise (as the case may be) to the extent (but only to the extent) that, if after giving effect to such conversion or exercise (as the case may be), the holder or any of its affiliates would beneficially own in excess of either 4.99% (for conversion of the Series C Preferred Stock) or 9.99% for exercise of warrants (the “Maximum Percentage”) of the outstanding shares of common stock immediately after giving effect to such conversion or exercise (as the case may be). To the extent the above limitation applies, the determination of whether a share of preferred stock or warrant shall be exercisable or convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). Sabby Management, LLC shares voting and investment power with respect to these shares on behalf of this stockholder.  As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of this stockholder.  Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities listed except to the extent of their pecuniary interest therein.  Except as described above, none of the holders has had, within the past three years, any position, office or other material relationship with the Company or any of our predecessors or affiliates.

(13)

The address for this stockholder is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. Includes 623,509 shares of common stock, 15,180,331 shares of common stock issuable upon conversion of Series C Preferred Stock, and warrants to purchase 15,438,038 shares of common stock exercisable within 60 days of April 15, 2016. The Series C Preferred Stock, and the warrants owned by this stockholder contain exercise and conversion limitations providing that a holder thereof may not convert or exercise (as the case may be) to the extent (but only to the extent) that, if after giving effect to such conversion or exercise (as the case may be), the holder or any of its affiliates would beneficially own in excess of 4.99% (for conversion of the Series C Preferred Stock) or 9.99% (for exercise of warrants) (the “Maximum Percentage”) of the outstanding shares of common stock immediately after giving effect to such conversion or exercise (as the case may be). To the extent the above limitation applies, the determination of whether a share of preferred stock or warrant shall be exercisable or convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). Sabby Management, LLC shares voting and investment power with respect to these shares on behalf of this stockholder.  As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of this stockholder.  Each of Sabby Management, LLC and Hal Mintz disclaim beneficial ownership over the securities listed except to the extent of their pecuniary interest therein.  Except as described above, none of the holders has had, within the past three years, any position, office or other material relationship with the Company or any of our predecessors or affiliates.

Executive Compensation

The tables and disclosures that follow set forth the compensation and certain other information with respect to our “Named Executive Officers”. The Named Executive Officers for 2015 include our chief executive officer and the two other most highly compensated individuals who were serving as executive officers as of December 31, 2015. Our Named Executive Officers for 2015 were:

●     Robert T. McNally, Ph.D., President and Chief Executive Officer

●     Mark W. Reynolds, Chief Financial Officer

●     Harriet L. Robinson, Ph.D., Chief Scientific Officer

Employment Agreements

Robert T. McNally.  On March 20, 2008, GeoVax entered into an employment agreement with Robert T. McNally, Ph.D. to become our President and Chief Executive Officer effective April 1, 2008. The employment agreement has no specified term. The employment agreement provided for an initial annual salary of $200,000 to Dr. McNally, subject to periodic increases as determined by the Compensation Committee. The Board of Directors may also approve the payment of a discretionary bonus annually. Dr. McNally is eligible for grants of awards from our 2006 Equity Incentive Plan (the “2006 Plan”) and is entitled to participate in any and all benefits in effect from time-to-time for employees generally. We may terminate the employment agreement, with or without cause. If we terminate the employment agreement without cause, we will be required to provide Dr. McNally at least 30 days prior notice of the termination and one week of severance pay for each full year of service as President and Chief Executive Officer. Dr. McNally may terminate the employment agreement at any time by giving us 60 days notice. In that event, he would not receive severance. In October 2013, our Board of Directors approved an amendment to the employment agreement with Dr. McNally. The 2013 amendment includes severance provisions in the event of a change in control (as defined in the amendment) and a qualifying termination of employment. See the discussion under “Potential Payments Upon Change-in-Control” below. In February 2014, Dr. McNally reduced his time commitment to the company from 100% to 60%, and his base salary was adjusted proportionately from $275,000 to $165,000.

Mark W. Reynolds.  On January 1, 2010, GeoVax entered into an amended and restated employment agreement with Mark W. Reynolds, our Chief Financial Officer. The employment agreement has no specified term. The employment agreement provides for an initial annual salary of $212,600 to Mr. Reynolds. The Board of Directors may also approve the payment of a discretionary bonus annually. Mr. Reynolds is eligible for grants of awards from the 2006 Plan and is entitled to participate in any and all benefits in effect from time-to-time for employees generally. We may terminate the employment agreement, with or without cause. If we terminate the employment agreement without cause, we will be required to provide Mr. Reynolds at least 30 days prior notice of the termination and one week of severance pay for each full year of service as Chief Financial Officer. Mr. Reynolds may terminate the employment agreement at any time by giving us 60 days notice. In that event, he would not receive severance. In October 2013, our Board of Directors approved an amendment to the employment agreement with Mr. Reynolds. The 2013 amendment includes severance provisions in the event of a change in control (as defined in the amendment) and a qualifying termination of employment. See the discussion under “Potential Payments Upon Change-in-Control” below. In December 2014, the Compensation Committee awarded Mr. Reynolds a bonus of $2,000 and approved an increase to his base salary from $212,600 to $223,230, effective January 1, 2015. In December 2015, the Compensation Committee awarded Mr. Reynolds a bonus of $2,000 and approved an increase to his base salary from $223,230 to $234,392, effective January 1, 2016.

Harriet L. Robinson.  On November 19, 2007, GeoVax entered into an employment agreement with Harriet L. Robinson, our Chief Scientific Officer. The employment agreement has no specified term. The employment agreement provided for an initial base salary of $250,000 to Dr. Robinson, subject to periodic increases as determined by the Compensation Committee. Dr. Robinson initially worked part-time for the Company, and became a full-time employee in February 2008. The Board of Directors may also approve the payment of a discretionary bonus annually. Dr. Robinson is eligible for grants of awards from the 2006 Plan and is entitled to participate in any and all benefits in effect from time-to-time for employees generally. We may terminate the employment agreement, with or without cause. If we terminate the employment agreement without cause, we will be required to provide Dr. Robinson at least 30 days prior notice of the termination and one week of severance pay for each full year of service. Dr. Robinson may terminate the employment agreement at any time by giving us 60 days notice. In that event, she would not receive severance. In October 2013, our Board of Directors approved an amendment to the employment agreement with Dr. Robinson. The 2013 amendment includes severance provisions in the event of a change in control (as defined in the amendment) and a qualifying termination of employment. See the discussion under “Potential Payments Upon Change-in-Control” below. In April 2013, Dr. Robinson reduced her time commitment to the company to 80% in conjunction with a prorata reduction of her then annualized salary of $265,750 to $212,600, and in January 2016, Dr. Robinson further reduced her time commitment to the company to 50% in conjunction with a prorata reduction of her annualized salary to $132,875.

In October 2006 GeoVax Labs, Inc. and our subsidiary, GeoVax, Inc. entered into indemnification agreements with Messrs. McNally, Reynolds, Kollintzas and Spencer. Pursuant to these agreements, we have agreed to indemnify them to the full extent permitted by Illinois and Georgia law against certain liabilities incurred by these individuals in connection with specified proceedings if they acted in a manner they believed in good faith to be in or not opposed to the best interests of the Company and, with respect to any criminal proceeding, had no reasonable cause to believe that such conduct was unlawful. The agreements also provide for the advancement of expenses to these individuals subject to specified conditions.

Potential Payments Upon a Change-in-Control

Our 2006 Equity Incentive Plan contains provisions that could lead to an accelerated vesting of options or other awards. In the event of certain change-in-control transactions described in the 2006 Plan, (i) outstanding options or other awards under the 2006 Plan may be assumed, converted or replaced; (ii) the successor corporation may substitute equivalent options or other awards or provide substantially similar consideration to 2006 Plan participants as were provided to stockholders (after taking into account the existing provisions of the options or other awards); or (iii) the successor corporation may replace options or awards with substantially similar shares or other property.

In the event the successor corporation (if any) refuses to assume or substitute options or other awards as described (i) the vesting of any or all options or awards granted pursuant to the 2006 Plan will accelerate upon the change-in-control transaction, and (ii) any or all options granted pursuant to the 2006 Plan will become exercisable in full prior to the consummation of the change-in-control transaction at such time and on such conditions as the Compensation Committee determines. If the options are not exercised prior to the consummation of the change-in-control transaction, they shall terminate at such time as determined by the Compensation Committee. Subject to any greater rights granted to 2006 Plan participants under the 2006 Plan, in the event of the occurrence of a change-in-control transaction any outstanding options or other awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

If the Company experienced a change-in-control transaction described in the 2006 Plan on December 31, 2015, the value of accelerated options for each Named Executive Officer, based on the difference between the closing price of our common stock on the OTC Market on December 31, 2015, and, if lower, the exercise price per share of each option for which vesting would be accelerated for each Named Executive Officer, would be $0.

See “Proposal 3 - Approval of the GeoVax Labs, Inc. 2016 Stock Incentive Plan – Change of Control” for information regarding provisions in the 2016 Plan which relate to certain change-of-control events.

Our employment agreements with each Named Executive Officer provide for payment to each Named Executive Officer if we terminate such Named Executive Officer’s employment without cause. If each Named Executive Officer was terminated without cause on December 31, 2015, the following amounts, which represent one week of pay for each full year of service to the Company, would be payable to each Named Executive Officer as salary continuance under the terms of such Named Executive Officer’s employment agreement: Dr. McNally - $22,212; Mr. Reynolds - $38,636; and Dr. Robinson - $32,708.

In October 2013, our Board of Directors approved amendments to the employment agreements with each Named Executive Officer These 2013 amendments include severance provisions in the event of a change in control and a qualifying termination of employment. Specifically, if a Named Executive Officer is terminated at any time during the three month period which immediately precedes a change in control (as defined in the amendment) or during the one year period following a change in control, then the Company would pay an amount in cash equal to (a) a multiple of the Named Executive Officer’s then base salary and target annual bonus (3x for Dr. McNally, 2x for Mr. Reynolds, and 2x for Dr. Robinson), (b) a multiple of the cost to provide 401(k) or other deferred compensation or health and welfare benefits to the Named Executive Officer (3x for Dr. McNally, 2x for Mr. Reynolds, and 2x for Dr. Robinson), and (c) a tax gross-up payment (if an excise tax is imposed by § 4999 of the Internal Revenue Code or any related interest or penalties are incurred by the officer) pursuant to the amendment. The amendments also provide for full and complete vesting of all stock option grants held by the Named Executive Officers.

Summary Compensation Table

The following narrative, table, and footnotes set forth information concerning the total compensation earned during the fiscal years ended December 31, 2015 and 2014 by our Named Executive Officers. The individual components of the total compensation reflected in the table are broken out as follows:

Salary. Base salary earned during 2015 and 2014. The terms of the Employment Agreements governed the base salaries for Dr. McNally, Mr. Reynolds, and Dr. Robinson.

Bonus. The amount of cash bonuses paid during 2015 and 2014.

Option Awards. The awards disclosed under the heading “Option Awards” consist of the aggregate grant date fair value of the stock option grants during 2015 and 2014 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”). For a discussion of the various assumptions made and methods used for determining such amounts, see footnotes 2 and 9 to our 2015 consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015.

All Other Compensation. The amounts included under “All Other Compensation” are described in the footnotes to the table.

Name and Principal Position	Year	Salary($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)(5)	Total ($)
Robert T. McNally	2015	$165,000	$-	$6,525 (1)	$6,600	$178,125
President and Chief Executive Officer	2014	174,167	-	4,080 (4)	6,967	185,214
Mark W. Reynolds	2015	223,230	2,000	5,220 (2)	8,885	239,335
Chief Financial Officer	2014	212,600	2,000	4,080 (4)	8,546	227,226
Harriet L. Robinson	2015	212,600	-	8,700 (3)	8,504	229,804
Chief Scientific Officer	2014	212,600	-	4,080 (4)	8,504	225,184

(1)

Grant date fair value of stock option grant on December 8, 2015 for 75,000 shares with an exercise price of $0.11 per share, vesting over a three-year period. As of December 31, 2015, none of these shares have vested and are exercisable.

(2)

Grant date fair value of stock option grant on December 8, 2015 for 60,000 shares with an exercise price of $0.11 per share, vesting over a three-year period. As of December 31, 2015, none of these shares have vested and are exercisable.

(3)

Grant date fair value of stock option grant on December 8, 2015 for 100,000 shares with an exercise price of $0.11 per share, vesting over a three-year period. As of December 31, 2015, none of these shares have vested and are exercisable.

(4)

Grant date fair value of stock option grant on December 9, 2014 for 30,000 shares with an exercise price of $0.17 per share, vesting over a three-year period. As of December 31, 2015, 10,000 of these shares have vested and are exercisable.

(5)	Amounts shown in the “All Other Compensation” column represent employer contributions to the Company’s 401(k) retirement plan.

Outstanding Equity Awards at Fiscal Year-End

GeoVax has awarded stock options to its senior management and other employees. The terms of these awards typically provide for vesting over a defined period of time, generally three years. The options expire if not exercised within ten years from the date of grant. The Company does not have a formula for determining stock option awards. Awards are generally based on the subjective judgment of the President and Chief Executive Officer and on the Compensation Committee’s subjective judgment.

The following table sets forth certain information with respect to unexercised options previously awarded to our Named Executive Officers that were outstanding as of December 31, 2015.

Option Awards
	Number of Securities Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Robert McNally	-	75,000	(1)	$0.11	12/8/25
	10,000	20,000	(2)	0.17	12/9/24
	20,000	10,000	(3)	0.53	12/18/23
	30,000	-		0.66	12/11/22
	30,000	-		0.91	12/30/21
	10,000	-		1.98	12/10/20
	10,000	-		7.00	12/2/19
	10,000	-		5.50	12/11/18
	48,000	-		8.50	6/17/18
	10,000	-		8.05	12/5/17
	26,400	-		17.75	3/14/17
Mark Reynolds	-	60,000	(1)	0.11	12/8/25
	10,000	20,000	(2)	0.17	12/9/24
	20,000	10,000	(3)	0.53	12/18/23
	25,000	-		0.66	12/11/22
	25,000	-		0.91	12/30/21
	10,000	-		1.98	12/10/20
	10,000	-		7.00	12/2/19
	10,000	-		5.50	12/11/18
	10,000	-		8.05	12/5/17
	36,000	-		17.75	3/14/17
Harriet Robinson	-	100,000	(1)	0.11	12/8/25
	10,000	20,000	(2)	0.17	12/9/24
	20,000	10,000	(3)	0.53	12/18/23
	25,000	-		0.66	12/11/22
	25,000	-		0.91	12/30/21
	10,000	-		1.98	12/10/20
	10,000	-		7.00	12/2/19
	10,000	-		5.50	12/11/18

(1)	These stock options vest and become exercisable in three equal installments on December 8, 2016, 2017 and 2018
(2)	These stock options vest and become exercisable in two equal installments on December 9, 2016 and 2017.
(3)	These stock options vest and become exercisable on December 18, 2016.

Other Benefits Provided to Executive Officers

Mr. Reynolds is eligible for health insurance and 401(k) benefits at the same level and subject to the same conditions as provided to all other employees. Dr. McNally and Dr. Robinson are eligible for 401(k) benefits at the same level and subject to the same conditions as provided to all other employees, but they are currently ineligible for health insurance due to their time commitment to the Company being less that the required 30 hours per week. GeoVax participates in a multi-employer defined contribution retirement plan (the “401k Plan”) administered by a third party service provider; and the Company contributes to the 401k Plan on behalf of all its eligible employees based upon the same matching formula. The amounts shown in the Summary Compensation Table under the heading “Other Compensation” represent the value of the Company’s matching contributions to the 401(k) accounts of these executive officers. Executive officers did not receive any other perquisites or other personal benefits or property from the Company or any other source.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information as of December 31, 2015 with respect to compensation plans under which our equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders (1)	720,000	$5.43	-0-
Equity compensation plans not approved by stockholders (2)	985,500	$0.20	19,500

(1)

Represents shares to be issued pursuant to the GeoVax Labs, Inc. 2006 Equity Incentive Plan, originally approved by our stockholders effective September 28, 2006. A description of the 2006 Plan and other information concerning the 2006 Plan can be found in footnote 9 to our 2015 consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015.

(2)	Represents increases to the shares available pursuant to the 2006 Plan approved by our Board of Directors.

Please refer to “Proposal 3. Approval of the GeoVax Labs, Inc. 2016 Stock Incentive Plan” for information regarding securities which will be available for issuance if the 2016 Plan is approved by stockholders.

Director Compensation

The following table sets forth information concerning the compensation earned for service on our Board of Directors during the fiscal year ending December 31, 2015 by each individual who served as a director at any time during the fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	(2)(3) Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Randal D. Chase	23,175		5,699				28,874
David A. Dodd	41,838	-	2,610	-	-	-	44,448
Dean G. Kollintzas	28,538	-	2,610	-	-	-	31,148
Robert T. McNally (1)	-	-	-	-	-	-	-
Harriet L. Robinson (1)	-	-	-	-	-	-	-
John N. Spencer, Jr.	40,000	-	2,610	-	-	-	42,610

(1)

Dr. McNally and Dr. Robinson, who were employees of the Company during the fiscal year ended December 31, 2015, received no compensation for their service as directors. All amounts related to their compensation as Named Executive Officers during the fiscal year ended December 31, 2015 and prior years are included in the “Summary Compensation Table”.

(2)

Amounts shown in the “Option Awards” column represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For a discussion of the various assumptions made and methods used for determining such amounts, see footnotes 2 and 9 to our 2015 consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2015. On March 19, 2015, Mr. Chase was granted an option to purchase 26,400 shares of our common stock with an exercise price of $0.15 per share. On December 8, 2015, Messrs. Chase, Dodd, Kollintzas and Spencer were each granted options to purchase 30,000 shares of our common stock with an exercise price of $0.11 per share.

(3)	The table below shows the aggregate numbers of option awards outstanding for each non-employee director as of December 31, 2015.

Name	Aggregate Option Awards Outstanding as of December 31, 2015 (#)
Randal D. Chase	56,400
David A. Dodd	166,400
Dean G. Kollintzas	196,400
John N. Spencer, Jr.	196,400

Director Compensation Plan

In March 2007, the Board of Directors approved a recommendation from the Compensation Committee for director compensation, which we refer to as the “Director Compensation Plan.” It was subsequently amended in March 2008, December 2009, and in December 2010. The Director Compensation Plan applies only to non-employee directors. Directors who are employees of the Company receive no compensation for their service as directors or as members of committees.

Cash Fees

For 2015, each non-employee director received an annual retainer (paid quarterly) of $5,000 for service as a member of the Audit Committee and $3,300 for service as a member of the Compensation Committee or the Nominating and Corporate Governance Committee. The Chairman of the Audit Committee received an annual retainer of $9,000, and the Chairman of each of the Compensation Committee and the Nominating and Corporate Governance Committee received an annual retainer of $6,000. These retainers were also paid quarterly. Non-employee directors also received fees for each Board of Directors or Committee meeting attended as follows: $3,000 for in person Board of Directors meetings ($1,500 for telephonic meetings), $1,000 for in person Committee meeting chaired ($750 for telephonic meetings), and $500 for in person Committee meeting attended as a non-chair member ($400 for telephonic meetings). Mr. Dodd, the non-employee Chairman of the Board during 2015, received an annual retainer of $30,000 (paid quarterly) and was not entitled to additional fees for Board meetings attended, but did receive additional fees for committees on which he serves.

Stock Option Grants

Each of our current non-employee directors received a grant of options to purchase 26,400 shares of common stock on the date that such non-employee director was first elected or appointed. We currently do not have a formula for determining annual stock option grants to directors (upon their re-election to the Board of Directors, or otherwise). Such option grants are currently determined by the Board of Directors, upon recommendation by the Compensation Committee based on the Compensation Committee’s annual deliberations and review of the director compensation structure of similar companies. At its meeting in December 2015, upon a recommendation of the Compensation Committee, the Board of Directors approved an annual stock option grant of 30,000 shares to each of its non-employee members.

Expense Reimbursement

All directors are reimbursed for expenses incurred in connection with attending meetings of the Board of Directors and committees.

Certain Relationships and Related Transactions

Policies and Procedures for Approval of Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all transactions or arrangements between the Company and any of our directors, officers, principal stockholders or any of their respective affiliates, associates or related parties, other than transactions with officers which are covered by the duties of the Compensation Committee. In determining whether to approve or ratify a related party transaction, the Audit Committee will discuss the transaction with management and will consider all relevant facts and circumstances available to it including:

●	whether the terms of the transaction are fair to the Company and at least as favorable to the Company as would apply if the transaction did not involve a related party.
●	whether there are demonstrable business reasons for the Company to enter into the transaction.
●	whether the transaction would impair the independence of a non-employee director; and
●

whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.

These policies are in writing and included in the Company’s minute book.

Our Board of Directors has made the following findings and adopted the following policies (in writing) regarding related party transactions:

●

The Company has not made and will not make loans or loan guarantees on behalf of any director, officer, beneficially owner of more than 5% of our common stock, or other person constituting a Promoter, as such term is defined in the NASAA Statement of Policy Regarding Corporate Securities Definitions.

●

The Company has not engaged and will not engage in material transactions with any director, officer, beneficial owner of more than 5% of our common stock, or other person constituting a Promoter, as such term is defined in the NASAA Statement of Policy Regarding Corporate Securities Definitions, except as described below or as otherwise approved by our Audit Committee consistent with the policies and procedures described below.

●	The Company will make any future material affiliated transactions on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties.
●	A majority of the Company’s Audit Committee will approve all future material transactions.
●	The Company’s officers, directors, and counsel will:
o	consider their due diligence and assure that there is a reasonable basis for these representations, and
o	consider whether to embody the representations in the issuer’s charter or bylaws.

Transactions with Related Parties

Emory University is a significant stockholder of the Company, and our primary product candidates are based on technology rights subject to a license agreement with Emory University, which we refer to as the Emory License. The Emory License, among other contractual obligations, requires payments based on milestone achievements, royalties on sales by the Company or on payments to the Company by our sublicensees, and payment of maintenance fees in the event certain milestones are not met within the time periods specified in the Emory License. We may terminate the Emory License upon 90 days prior written notice. In any event, the Emory License expires on the date of the latest expiration date of the underlying patents. We are also obligated to reimburse Emory University for certain ongoing costs in connection with the filing, prosecution and maintenance of patent applications subject to the Emory License. The expense associated with these ongoing patent reimbursements to Emory University amounted to $113,914, $179,958, and $98,042 for the years ended December 31, 2015, 2014, and 2013, respectively.

On October 14, 2014, we entered into a letter agreement with Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. with respect to the payment to them of a warrant exercise fee of $0.075 per share for each share purchased upon exercise of Series A or Series C Common Stock Purchase Warrants (“Warrants”) held by them. Each of these parties at that time held Warrants to acquire an aggregate of 2,666,666 shares of our common stock. They agreed to exercise Warrants equal to 9.98% of the outstanding shares of GeoVax (3,176,000 shares in the aggregate) upon execution of the letter, and we paid the exercise fee of $238,200 subsequent to our receipt of the exercise price.

On February 25, 2015, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (collectively, the “Purchasers”) providing for the issuance and sale to the Purchasers of an aggregate of 3,000 shares of our Series C Convertible Preferred Stock (the “Preferred Shares”) and related warrants for gross proceeds to the Company of $3.0 million. We closed this transaction on February 27, 2015. Each Preferred Share was initially convertible into approximately 5,555.55 shares of our Common Stock for an aggregate total of 16,666,666 shares of our Common Stock (the “Conversion Shares”). The terms of the Preferred Shares include anti-dilution provisions. Pursuant to the Certificate of Designation which authorized the Series C Convertible Preferred Stock, the Preferred Shares may be converted at any time at the option of the Purchasers into shares of our Common Stock at an original conversion price of $0.18 per share (the “Conversion Price”). The Certificate of Designation contains price adjustment provisions, which may, under certain circumstances, (i) reduce the Conversion Price on several future dates, including the effective date of the registration statement to be filed to cover resale of the Conversion Shares, according to a formula based on the then-current market price for our common stock. The Conversion Price is currently $0.09416.

Pursuant to the Securities Purchase Agreement, each Purchaser was also issued a Series D Warrant, a Series E Warrant and a Series F Warrant (collectively, the “Warrants”), each to purchase up to a number of shares of the Company’s Common Stock equal to 100% of the Conversion Shares underlying the Preferred Shares issued to such Purchaser pursuant to the Securities Purchase Agreement (up to 16,666,666 shares in the aggregate for each of the three series of warrants, or approximately 50,000,000 shares in total) (the “Warrant Shares”).  The Series D Warrants had an original exercise price of $0.22 per share, were exercisable immediately, and have a term of exercise equal to five years from the date of issuance.  The Series E Warrants had an original exercise price of $0.18 per share, were exercisable immediately, and have a term of exercise equal to one year from the date of issuance. The Series F Warrants had an original exercise price of $0.22 per share and have a term of exercise equal to five years from the date of issuance, but only vest and become exercisable upon, and in proportion to, the exercise of the one-year Series E Warrants held by each Purchaser (or its assigns). The Warrants contain anti-dilution and price adjustment provisions, which may, under certain circumstances, (i) reduce the exercise price on several future dates, including the effective date of the registration statement to be filed to cover resale of the shares subject to the Warrants, according to a formula based on the then-current market price for our common stock and (ii) reduce the exercise price to match if we sell or grant options to purchase, including rights to reprice, our common stock or common stock equivalents at a price lower than the exercise price of the Warrants, or if we announce plans to do so. The number of shares subject to warrants will not increase due to such reductions in exercise price. We also issued a warrant to our placement agent to acquire 1,333,333 shares of our common stock at an original exercise price $0.22 per share on substantially the same terms and conditions of the Series D warrants.

The Purchasers also have the right to participate in certain future financings, subject to certain exceptions, and may invest up to 75% of the aggregate amount invested at that time. The Preferred Shares do not have voting rights except as required by law and are not entitled to a dividend.  When issued, the Conversion Shares will have the voting rights afforded to all shares of Common Stock. The Preferred Shares have a liquidation preference equal to the initial purchase price.

On February 25, 2015, we also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers.  Under the Registration Rights Agreement, we were required to file a registration statement within 30 calendar days after signing the Registration Rights Agreement.  Our failure to meet the filing deadlines and other requirements set forth in the Registration Rights Agreement may subject us to monetary penalties.

On February 15, 2016, we entered into an agreement with Sabby Healthcare Master Fund, Ltd. and Sabby Volatility Warrant Master Fund, Ltd. (the “Purchasers”) with respect to amending the terms of Series E Common Stock Purchase Warrants issued February 27, 2015 (the “Warrants”). Pursuant to the agreement, we agreed to extend the term of the Warrants to August 27, 2016. Each of these parties holds Warrants to acquire an aggregate of 8,333,333 shares of our common stock. The Purchasers agreed to promptly exercise sufficient Warrants such that each Purchaser (together with its Affiliates) shall thereafter be the beneficial owner of 9.98% of the outstanding shares of GeoVax (the “Minimum Purchase”). In connection with all exercises of the Warrants, we agreed to pay each Purchaser of a warrant exercise fee of $0.02916 per share for each share purchased upon exercise of the Warrants. The warrant exercise fee above was paid three (3) business days after we received the cash proceeds of the Minimum Purchase and will be paid within three (3) business days after we receive the cash proceeds from additional Warrants exercised by them.

Proposal 2
Amendment of our Certificate of Incorporation
to Increase the Number of Shares of Authorized Common Stock

Our Certificate of Incorporation (the “Certificate”) currently authorizes us to issue a total of 150,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.01 par value. Our Board of Directors has approved, and is seeking stockholder approval of, an amendment to our Certificate of Incorporation (the “Amendment”) to implement an increase in the number of shares of authorized common stock, $0.001 par value, from 150,000,000 shares to 300,000,000.

The Board is proposing the Amendment, in substantially the form attached hereto as Annex A, to increase the number of authorized shares of our common stock from 150,000,000 shares to 300,000,000 shares. Of the 150,000,000 shares of common stock currently authorized by the Certificate, as of April 15, 2016, 37,015,401 shares are issued and outstanding, 285,714 shares are reserved for issuance upon conversion of outstanding Series B Convertible Preferred shares; 30,460,662 shares are reserved for issuance upon conversion of outstanding Series C Convertible Preferred shares; 52,777,569 shares are reserved for issuance upon exercise of existing stock purchase warrants, and 1,705,500 shares are reserved for future issuance under existing equity incentive plans. Therefore, we are currently limited to the issuance of 27,755,154 shares of common stock. If our stockholders approve the 2016 Stock Incentive Plan, an additional 3,000,000 shares will be reserved for issuance under that plan.

The Board has unanimously determined that the Amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Amendment. In accordance with the General Corporation Law of the State of Delaware, we are hereby seeking approval of the Amendment by our stockholders.

No changes to the Certificate are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of common stock, the Amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock to be authorized pursuant to the proposed amendment will be of the same class of common stock as is currently authorized under our Certificate of Incorporation.

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, and we will not independently provide stockholders with any such rights.

Reasons for the Amendment

The Board of Directors believes that the proposed increase in the number of authorized shares of common stock will benefit the Company by improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, the consummation of common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, or for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because opportunities requiring prompt action may arise in the future, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of shareholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth. Except as described herein, there are currently no agreements or understandings regarding the issuance of any of the additional shares of common stock that would become available if the number of authorized shares of common stock is increased as proposed.

In determining the size of the proposed authorized share increase, the Board considered a number of factors, including the number of shares issuable upon conversion of the outstanding Series B and Series C Preferred Stock and exercise of outstanding stock options and stock purchase warrants, and that over a number of years the Company may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions.

Other than issuances pursuant to equity incentive plans and currently outstanding warrants and convertible preferred stock, as of the date of this Proxy Statement, we have no current plans, arrangements or understandings regarding the issuance of any additional shares of common stock that would be authorized pursuant to this proposal and there are no negotiations pending with respect to the issuance thereof for any purpose. The Board of Directors does not intend to issue any common stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders.

Potential Effects of the Amendment

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of common stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our common stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our stock could dilute the earnings per share and book value per share of our outstanding common stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company.

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board determine to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Effectiveness of the Amendment

If the Amendment is approved by our stockholders, it will become effective upon the filing of an amendment to our Certificate of Incorporation, which filing is expected to occur promptly after stockholder approval of this proposal. The text of Annex A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares.

The Board of Directors unanimously recommends a vote “FOR” approval of this Proposal to allow for an amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000.

Proposal 3
Approval of the GeoVax Labs, Inc.
2016 Stock Incentive Plan

General Information

The Compensation Committee and the Board have adopted the GeoVax Labs, Inc. 2016 Stock Incentive Plan (the “2016 Plan”), subject to stockholder approval. If our stockholders approve the 2016 Plan, it will become effective on June 14, 2016. The 2016 Plan will replace the GeoVax Labs, Inc. 2006 Stock Incentive Plan (the “2006 Plan”), which expires September 28, 2016, and no further grants may be made under the 2006 Plan after that date. As such, the 2016 Plan would serve as the sole equity incentive compensation vehicle for the Company.

The following discussion is qualified by and subject to the terms of the 2016 Plan, a copy of which is attached as Annex B to this proxy statement. We will promptly provide, upon request and without charge, a copy of the full text of the 2016 Plan to each person to whom a copy of this proxy statement is delivered. Requests should be directed to Mark Reynolds, Chief Financial Officer, GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080. An electronic copy of the 2016 Plan is also available free of charge as Annex B to the electronic version of this proxy statement on the SEC’s website at www.sec.gov. Stockholders are encouraged to refer to the 2016 Plan for more complete and detailed information about the 2016 Plan.

Approval of the 2016 Plan should provide us with the flexibility and resources we need to use equity compensation and other incentive awards to attract, retain and motivate talented employees, directors and independent contractors who are important to our long-term growth and success. The Board believes that our equity compensation program, as implemented under the 2006 Plan and enhanced under the 2016 Plan, positions us to be more competitive with comparable companies in our industry. The Board also believes that the 2016 Plan will effectively incentivize eligible participants to achieve our business objectives and build stockholder value. In these ways, the 2016 Plan is intended to further align the interests of our employees and other service providers with those of our stockholders.

Stockholder approval of the 2016 Plan is required to permit the grant of incentive stock options to employee participants in the 2016 Plan and to allow the Compensation Committee, in its discretion, to grant awards that may be intended to qualify as “performance-based” compensation under Code Section 162(m). If our stockholders do not approve the 2016 Plan, the Board and Compensation Committee will reevaluate its compensation program alternatives, given that no further awards may be granted under the 2006 Plan after September 28, 2016.

“Best Practices” Integrated Into GeoVax’s Equity Compensation Program and the 2016 Plan

Our compensation practices and the 2016 Plan include a number of features that the Board believes reflect responsible compensation and governance practices and promote the interests of our stockholders, including the following:

●	Limitation on Shares Issued. No more than 3,000,000 shares of our Common Stock, $0.001 par value, will be authorized for issuance under the 2016 Plan. No unused shares under the 2006 Plan will be carried forward to the 2016 Plan since grants may no longer be made under the 2006 Plan if the 2016 Plan is approved. See “Award Limitations” below.
●

No Stock Option or Stock Appreciation Right (SAR) Repricings Without Stockholder Approval. The 2016 Plan prohibits the repricing of stock options or SARs without stockholder approval. This limitation applies to (i) direct repricings (lowering the exercise price of an option or SAR), (ii) indirect repricings (exchanging an outstanding stock option or SAR that is underwater for cash, for new stock options or SARs with an exercise price less than that applicable to the original option or SAR, or for another equity award), and (iii) any other action that would be treated as a repricing under applicable stock exchange rules (subject to anti-dilution adjustments).

●

Robust Minimum Vesting and Award Practices. The 2016 Plan generally imposes minimum vesting periods of one year. Our historical practice has been to impose three-year vesting periods for awards granted under the 2006 Plan.

●

No Automatic “Single Trigger” Vesting upon a Change of Control. The 2016 Plan retains discretion for the Administrator (as defined below) to determine the effect, if any, of a change of control on equity awards and does not provide for automatic “single trigger” change of control vesting. See “Change of Control” below.

●

Prudent Change of Control Provisions. The 2016 Plan includes prudent change of control triggers such as requiring a change in beneficial ownership of more than 50% of our voting stock and consummation (rather than stockholder approval) of a significant merger or other transaction in order for a “change of control” to be deemed to have occurred. See “Change of Control” below.

●

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices. The 2016 Plan does not allow shares to be added back to the maximum share limitation under the 2016 Plan if they were withheld from an award or delivered by a participant to satisfy minimum tax withholding requirements for awards, not issued or delivered as a result of the net settlement of an outstanding award, withheld or delivered to pay the exercise price related to an outstanding award or repurchased on the open market with the proceeds of an option exercise.

●

No Discounted Stock Options or SARs and Limit on Option and SAR Terms. The 2016 Plan requires that stock options and SARs have an exercise price equal to or greater than the fair market value of our common stock on the date of grant. In addition, the term of an option or SAR is limited to no more than 10 years.

●	No Grants of “Reload” Awards. The 2016 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award).
●

No “Evergreen” Provision. The 2016 Plan requires stockholder approval of any additional authorization of shares (other than adjustments for anti-dilution purposes), rather than permitting an annual “replenishment” of shares under a plan “evergreen” provision.

●

Forfeiture and Recoupment Policies. The 2016 Plan authorizes the Compensation Committee or the Board to reduce or cancel (or cause the recoupment or forfeiture of) a participant’s plan benefits if the participant engages in certain types of detrimental conduct. Participants will also be required to comply with any compensation recovery policy or similar policies adopted by us from time to time or imposed under applicable laws.

●

Independent Committee Administration. The 2016 Plan will be administered by the Compensation Committee. We believe each Compensation Committee member qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and an “outside director” as defined under Code Section 162(m).

●

No Dividends or Dividend Equivalents on Unearned Performance Awards. Dividends and dividend equivalents on performance-based awards issued under the 2016 Plan may only be paid if and to the extent the award has vested or been earned, and no dividends may be paid on options or SARs.

●

Efficient Use of Equity. We are committed to the efficient use of equity awards and are mindful of ensuring that our equity compensation program does not overly dilute the holdings of existing stockholders.

Approval of the 2016 Plan will position GeoVax to continue and expand these “best practices.”

Description of 2016 Plan

Share Limitations

The maximum number of shares of common stock that we may issue or deliver pursuant to awards granted under the 2016 Plan is 3,000,000 shares (subject to adjustment for anti-dilution purposes). Of this number, the maximum number of shares of common stock that we may issue pursuant to incentive stock options under the 2016 Plan is 3,000,000 shares (subject to adjustment for anti-dilution purposes).

The following shares will be counted against the limits described above and will not be available for re-issuance: (i) shares withheld from an award or delivered by a participant to satisfy minimum tax withholding requirements for awards; (ii) shares not issued or delivered as a result of the net settlement of an outstanding award; (iii) shares used to pay the exercise price related to an outstanding award; and (iv) shares repurchased on the open market with the proceeds of the exercise price.

In calculating the 2016 Plan share limitations described above, the following shares will not be included: (i) shares subject to an award (or any portion of an award) that is canceled, terminates, expires, is forfeited or lapses for any reason; (ii) awards settled in cash; (iii) dividends, including dividends paid in shares; and (iv) any shares subject to an award other than an option or SAR that are not issued for any reason, including by reason of failure to achieve performance goals.

Shares issued under the 2016 Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving GeoVax acquiring another entity will not reduce the maximum number of shares available for delivery under the 2016 Plan. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the 2016 Plan and will not reduce the maximum number of shares available under the 2016 Plan, subject to applicable stock exchange listing requirements, if any.

The number of shares reserved for issuance under the 2016 Plan may be adjusted in the event of an adjustment in the capital structure of GeoVax (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event), as provided in the 2016 Plan.

On April 14, 2016, the closing sales price of our common stock as reported on the OTCQB Market under the symbol “GOVX” was $.08 per share.

Award Limitations

In addition to the share limitations described above, the 2016 Plan includes limits on the amount of participant awards. Specifically, if and to the extent required under Code Section 162(m), no participant may be granted in any 12-month period:

●

stock options and SARs that are not related to an option for more than 250,000 shares of common stock (or the equivalent value of such common stock based on the fair market value per share of the common stock on the date of grant of an award); or

●

awards other than options or SARs for more than 250,000 shares of common stock (or the equivalent value of such common stock based on the fair market value per share of the common stock on the date of grant of an award).

The 2016 Plan also limits awards to non-employee directors. The maximum number of shares that may be subject to awards granted to any non-employee director in any 12-month period is 250,000 (or the equivalent value of such shares based on the fair market value per share of common stock on the date of grant of such an award), provided that any director cash retainer fees or other fees that are settled in shares of common stock will not be subject to this limitation.

In addition, the maximum number of shares that may be issued under the 2016 Plan pursuant to the grant of full value awards may not exceed 250,000 shares.

The participant award limitations and the terms of awards may be adjusted in the event of an adjustment in the capital structure of GeoVax (due to a merger, change in control, consolidation, recapitalization, stock split, stock dividend or similar event) or as otherwise provided in the 2016 Plan.

Purpose and Eligibility; Term

The purposes of the 2016 Plan are to encourage and enable selected employees, directors and independent contractors of GeoVax and its affiliates to acquire or increase their holdings of our common stock and other equity-based interests in GeoVax and/or to provide other incentive awards in order to promote a closer identification of their interests with those of GeoVax and our stockholders. The 2016 Plan is also intended to provide flexibility to GeoVax in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special effort the successful conduct of our operation largely depends.

If approved by our stockholders, the effective date of the 2016 Plan will be June 14, 2016, and awards will be granted under the 2016 Plan until June 13, 2026 or any earlier termination date set by the Board.

The 2016 Plan’s purposes will be carried out by the granting of awards to selected participants. Awards may be granted to selected employees, directors and independent contractors of GeoVax or our affiliates, in the discretion of the Administrator (as defined below under “Administration; Amendment and Termination; Minimum Vesting Requirements”). As of April 15, 2016, approximately nine employees, four independent directors, and no independent contractors, were eligible to participate in the 2016 Plan.

The types of awards authorized under the 2016 Plan include: stock options in the form of incentive options and/or nonqualified options; SARs in the form of freestanding SARs and/or related SARs; restricted awards in the form of restricted stock awards or restricted stock units; performance awards in the form of performance shares and/or performance units; phantom stock awards; other stock-based awards; and/or dividend equivalent awards. We discuss the material terms of each type of award below under “Types of Awards.”

Administration; Amendment and Termination; Minimum Vesting Requirements

The 2016 Plan may be administered by the Board or, upon its delegation, by the Compensation Committee. As a matter of practice, the Compensation Committee will administer the 2016 Plan, following Board delegation, subject to Board oversight. Each member of the Compensation Committee is intended to be independent under applicable Code Section 162(m) and SEC Rule 16b-3. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.” Subject to the terms of the 2016 Plan, the Administrator’s authority includes but is not limited to the authority to:

●

determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award;

●	prescribe the form(s) of award agreements under the 2016 Plan;
●	establish, amend and rescind rules and regulations for the administration of the 2016 Plan;
●	correct any defect, supply any omission or reconcile any inconsistency in the 2016 Plan or in any award or award agreement; and
●

construe and interpret the 2016 Plan, awards and award agreements made under the 2016 Plan, interpret rules and regulations for administering the 2016 Plan and make all other determinations deemed necessary or advisable for administering the 2016 Plan.

The 2016 Plan and awards made under the 2016 Plan may be amended, suspended or terminated at any time by the Board (or the Administrator, with respect to awards). However, stockholder approval is required of any 2016 Plan amendment if required by applicable laws, rules or regulations, and an amendment or termination of an award may not materially adversely affect the rights of a participant without the participant’s consent. In addition, stockholder approval is required to take any action with respect to an option or SAR “repricing,” that is, (i) amending the terms of outstanding options or SARs to reduce the exercise price, (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our common stock, or (iii) other action that would be treated as a repricing under any applicable stock exchange rules (other than adjustments for anti-dilution purposes).

The Administrator also has unilateral authority to amend the 2016 Plan and any award to the extent necessary to comply with applicable laws, rules or regulations. The Administrator may also adjust awards upon the occurrence of certain unusual or nonrecurring events, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits under the 2016 Plan or to comply with applicable laws, rules or regulations.

Awards granted under the 2016 Plan will generally be subject to a minimum vesting period of one year. However, the Administrator may provide for acceleration of vesting of all or a portion of an award in the event of the participant’s death, disability or retirement or, under certain circumstances, upon a change of control. In addition, the Administrator may grant awards without a minimum vesting period or may accelerate the vesting of all or a portion of an outstanding award for any reason, but only with respect to awards for no more than an aggregate of 5% of the total number of authorized shares under the 2016 Plan. The 2016 Plan also permits the grant of awards to participants that have different vesting terms in the case of awards that are substituted for other equity awards in connection with mergers or similar transactions, awards granted as an inducement to be employed by GeoVax or awards granted to replace forfeited awards from a former employer or in exchange for foregone cash compensation. Our historical practice has been to impose three-year vesting periods for equity awards, and we anticipate that employee awards granted under the 2016 Plan will also have multi-year vesting periods.

In certain circumstances, the Board may delegate authority (within specified parameters) to one or more officers to grant awards, and to make other determinations under the 2016 Plan with respect to such awards to participants who are not directors or officers subject to Section 16 under the Exchange Act or covered employees under Code Section 162(m).

Types of Awards

A summary of the material terms of the types of awards authorized under the 2016 Plan is provided below.

Options. Options granted under the 2016 Plan may be incentive options or nonqualified options. Incentive options may only be granted to our employees. The Administrator will determine the exercise price for options. The exercise price may be no less than 100% of the fair market value per share of our common stock on the date the option is granted, or 110% of the fair market value with respect to incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock (except for certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations). The exercise price is payable in cash or cash equivalent, and except where prohibited by the Administrator or applicable law, by delivery of shares of our common stock owned by the participant, withholding of shares upon exercise of the option, delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to us the amount of sale or loan proceeds to pay the exercise price or by such other payment methods as may be approved by the Administrator and which are acceptable under applicable law (or any combination of these methods).

The Administrator will determine the term and conditions of an option, the period or periods during which a participant may exercise an option and any conditions on the ability of a participant to exercise an option. The option period may not exceed 10 years, or five years with respect to incentive options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock, if any. Options are generally subject to certain restrictions on exercise if the participant terminates employment or service unless an award agreement provides otherwise.

Stock Appreciation Rights. SARs may be granted in the form of “related SARs” or freestanding SARs. A related SAR is granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option, and a freestanding SAR is an SAR that is not granted in tandem with an option. The holder of an SAR is entitled to receive consideration equal to the excess, if any, of the fair market value of a share of our common stock on the date of exercise over the exercise price per share of such SAR, multiplied by the number of shares with respect to which the SAR is being exercised. This consideration may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise) or a combination of cash and shares of common stock, as determined by the Administrator. The exercise price may be no less than 100% of the fair market value per share of our common stock on the date the SAR is granted (except for certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations).

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. An SAR may not be exercised more than 10 years after it was granted, or such shorter period as may apply to the related options in the case of related SARs.

Restricted Awards. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain vesting conditions. Restricted stock awards are payable in shares of common stock. Restricted stock units may be payable in cash or shares of common stock, or partly in cash and partly in shares of common stock, in accordance with the terms of the 2016 Plan and at the discretion of the Administrator.

The Administrator will determine the restriction period and vesting conditions applicable to any restricted award. Vesting conditions may include payment of a specified purchase price, attainment of performance objectives, continued service or employment for a certain period of time, retirement, disability, death or any combination of conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines. However, with respect to restricted awards payable to “covered employees” (for smaller reporting companies, generally, the chief executive officer and the two next highest compensated named executive officers) that are intended to qualify for the compensation deduction limitation exception available under Code Section 162(m), to the extent required under Code Section 162(m), the performance measures are limited to one or more of the performance factors or criteria described below under “Performance-Based Compensation – Code Section 162(m) Requirements.” With respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may apply other performance factors and criteria, which may or may not be objective.

The Administrator has authority to determine whether and to what degree restricted awards have vested and been earned and are payable, as well as to establish and interpret the terms and conditions of restricted awards.

Performance Awards. Performance awards may be in the form of performance shares and/or performance units. Performance shares are granted with reference to a specified number of shares of our common stock and afford the holder the contingent right to receive shares of common stock, a cash payment or a combination of common stock and cash (as determined by the Administrator). An award of a performance unit is a grant in an amount determined by the Administrator that gives the holder the contingent right to receive shares of common stock, a cash payment or combination of common stock and cash (as determined by the Administrator).

The Administrator will determine the performance period for each performance award and will determine the conditions that must be met in order for a performance award to be granted or to vest or be earned. These conditions may include payment of a specified purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of such or other conditions. Performance measures may vary between participants and will be based upon such performance factors or criteria as the Administrator determines. However, with respect to performance awards payable to covered employees that are intended to qualify as performance-based compensation under Code Section 162(m), to the extent required under Code Section 162(m), the performance factors or criteria are limited to one or more of the performance factors or criteria described below under “Performance-Based Compensation – Code Section 162(m) Requirements.” With respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may apply other performance factors and criteria, which may or may not be objective.

The Administrator has authority to determine whether and to what degree performance awards have been earned and are payable, as well as to interpret the terms and conditions of performance awards.

Phantom Stock Awards. Phantom stock awards consist of hypothetical share units with respect to shares of our common stock, with a value based on the fair market value of a share of common stock.

The Administrator has authority to determine whether and to what degree phantom stock awards have vested and are payable and to interpret the terms and conditions of phantom stock awards, subject to the limits of the 2016 Plan. Upon vesting of all or part of a phantom stock award and satisfaction of any other terms and conditions that the Administrator establishes, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of our common stock with respect to each such phantom stock unit that has vested and is payable. We may make payment in cash, shares of common stock or a combination of cash and stock, as determined by the Administrator.

Other Stock-Based Awards. The Administrator may grant other stock-based awards, which may be valued in whole or in part by reference to, or otherwise based on or related to, shares of common stock or awards for shares of common stock. Such other stock-based awards may include, but are not limited to, awards granted in lieu of bonus, salary or other compensation, awards granted with vesting or performance conditions and/or awards granted without being subject to vesting (subject to the minimum vesting requirements summarized above) or performance conditions. The Administrator will determine the number of shares of common stock to be awarded to a participant under (or otherwise related to) such other stock-based awards, whether such awards may be settled in cash or shares of common stock, other securities or any other form of property (or a combination of such forms of consideration), and the other terms and conditions of such awards.

Dividends and Dividend Equivalents. The Administrator may provide that awards (other than options and SARs) earn dividends or dividend equivalents. However, dividends and dividend equivalents, if any, on unearned or unvested performance-based awards may not be paid (even if accrued) unless and until the underlying award has vested and/or been earned.

Change of Control

Under the terms of the 2016 Plan, the Administrator (taking into account any Code Section 409A considerations) has sole discretion to determine at any time the effect, if any, on an award, including but not limited to the vesting, earning and/or exercisability of an award (in whole or in part), in the event of a change of control. Without limiting the effect of the foregoing, the Administrator may determine with respect to all or any portion of an award that (i) the award will vest, be earned and/or become exercisable upon a change of control, (ii) vesting, earning and/or exercisability of the award will accelerate upon a change of control, (iii) exercise of the award must occur, if at all, within time period(s) specified by the Administrator, after which time period(s) the award will, unless the Administrator determines otherwise, terminate, (iv) the award will be assumed or substituted for another award, (v) the award will be cancelled without the payment of consideration, (vi) the award will be cancelled in exchange for a cash payment or other consideration in an amount determined by the Administrator, (vii) the award will be subject to such treatment (including but not limited to cancellation, cashout, assumption or substitution) as is provided under the terms of the agreement or other instrument establishing terms of the change of control transaction (such as a merger agreement); and/or (viii) other actions (or no action) will be taken with respect to the award. The Administrator also has discretion to determine that acceleration or any other effect of a change of control on an award will be subject to both the occurrence of a change of control event and termination of employment or service of the participant upon such terms and conditions as may be established by the Administrator. Any such determinations of the Administrator may be, but are not be required to be, stated in an individual award agreement. The Company anticipates that grants made to Dr. McNally, Mr. Reynolds, or Dr. Robinson will include change-in-control provisions consistent with their amended employment agreements.

Transferability

Awards generally are not transferable other than by will or the laws of intestate succession or as otherwise provided in the 2016 Plan.

Termination of Employment or Service

If a participant’s employment or service is terminated for any reason, the Administrator will determine the extent, if any, to which a participant may have the right to exercise or vest in his or her awards following termination. These rights, if any, generally will be stated in the individual participant’s award agreement or other agreements. Unless otherwise determined by the Administrator or provided in an award agreement (or other agreement), all or any part of an award that has not vested or been earned will be forfeited immediately upon a termination of the participant’s employment or service for any reason.

Forfeiture, Recoupment and Stock Retention

As noted above, the Administrator may require the reduction, cancellation, forfeiture and/or recoupment of plan benefits if a participant engages in certain types of detrimental conduct and may require that a participant comply with any compensation recovery policy (i.e., a “clawback policy”) and any stock ownership and retention policy adopted by GeoVax from time to time and/or other similar policies that may apply to the participant or be imposed under applicable laws.

Performance-Based Compensation – Code Section 162(m) Requirements

Code Section 162(m) generally precludes public corporations from deducting compensation in excess of $1,000,000 paid to any covered employee unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation. To qualify as performance-based compensation, the compensation paid under a plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. All of the members of our Compensation Committee are intended to qualify as outside directors under Code Section 162(m) standards.

The 2016 Plan is designed to allow the Compensation Committee in its discretion to pay compensation to covered employees that is intended to be exempt from Code Section 162(m). However, we reserve the discretion to award compensation under the 2016 Plan that does not comply with the Code Section 162(m) exemption. In addition to other requirements for the performance-based compensation exception under Code Section 162(m) to apply, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goals under which compensation is to be paid. The material terms subject to stockholder approval include:

●	the employees eligible to receive compensation;
●	a description of the business criteria on which the performance goal is based; and
●	either the maximum amount of the compensation to be paid if the performance goal is met or the formula used to calculate the amount of compensation if the performance goal is met.

The eligibility and participant award limitations are described above under “Description of 2016 Plan – Purpose and Eligibility; Term” and “Description of 2016 Plan – Award Limitations.”

With respect to awards payable to covered employees that are intended to qualify for the performance-based compensation exception under Code Section 162(m), to the extent required under Code Section 162(m), the performance measures are limited to one or more of the following: (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) book value per share; (x) return on investment; (xi) return on capital; (xii) improvements in capital structure; (xiii) expense management; (xiv) profitability of an identifiable business unit or product; (xv) maintenance or improvement of profit margins; (xvi) stock price or total stockholder return; (xvii) market share; (xviii) revenues or sales; (xix) costs; (xx) working capital; (xxi) economic wealth created; (xxii) strategic business criteria; (xxiii) efficiency ratio(s); (xxiv) achievement of division, group, function or corporate financial, strategic or operational goals; and (xxv) comparisons with stock market indices or performances of metrics of peer companies. The Compensation Committee has the discretion to grant performance awards under the 2016 Plan that are not intended to satisfy the requirements for “performance-based” compensation under Code Section 162(m).

Certain U.S. Federal Income Tax Consequences

The following summary generally describes the principal U.S. federal (and not foreign, state or local) income tax consequences of awards granted under the 2016 Plan as of the date of this proxy statement. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to GeoVax. The provisions of the Code and related regulations concerning these matters are complicated and their impact in any one case may depend upon the particular circumstances. In general, GeoVax will be entitled to a corresponding income tax deduction to the extent that the amount of income recognized by a participant represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Incentive Options. Incentive options granted under the 2016 Plan are intended to qualify as incentive stock options under Code Section 422. Pursuant to Code Section 422, the grant and exercise of an incentive option generally will not result in taxable income to the participant (with the possible exception of alternative minimum tax liability) if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been our employee from the date of grant to three months before the date of exercise (or 12 months in the event of death or disability). However, the excess of the fair market value of the shares received upon exercise of the incentive option over the exercise price for such shares generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may experience an increase in their federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

We generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized upon such disposition exceeds the exercise price, and such amount will be treated as capital gain or loss.

If the holding period requirements for incentive option treatment described above are not met, the participant will be taxed as if he or she received compensation in the year of the disposition. The participant must treat gain realized in the premature disposition as ordinary income to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition of the stock minus the exercise price. Any gain in excess of these amounts may be treated as capital gain. We generally will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax reporting.

Pursuant to the Code and the terms of the 2016 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive options granted by us with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2016 Plan exceeds this limitation, it will be treated as a nonqualified option. In addition, no incentive option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than 10% of the total combined voting power of all classes of our stock, unless the exercise price is equal to or exceeds 110% of the fair market value of the stock and the option period does not exceed five years.

Nonqualified Options. The grant of a nonqualified option should not result in taxable income to a participant or a tax deduction to GeoVax. The difference between the fair market value of the stock on the date of exercise and the exercise price will constitute taxable ordinary income to the participant on the date of exercise. Any subsequent disposition of the stock by the participant will be taxed as a capital gain or loss to the participant, and will be long-term capital gain or loss if the participant has held the stock for more than one year at the time of sale.

Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR should not result in taxable income to a participant or a tax deduction to GeoVax. Upon exercise, the amount of cash and fair market value of shares received by the participant, less cash or other consideration paid (if any), is taxed to the participant as ordinary income.

Restricted Stock Awards. The grant of a restricted stock award will not result in taxable income to the participant or a tax deduction to GeoVax for federal income tax purposes, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable, as defined under Code Section 83. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture, or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the participant’s ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his or her ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares.

Restricted Stock Units, Performance Awards, Phantom Stock Awards, Other Stock-Based Awards and Dividend Equivalents. The grant of a restricted stock unit, performance award, phantom stock award, other stock-based award or dividend equivalent award generally should not result in taxable income to the participant. However, the participant will recognize income on account of the settlement of such award. The income recognized by the participant at that time will be equal to any cash that is received and the fair market value of any stock that is received in settlement of the award.

Code Section 409A. Awards granted under the 2016 Plan may be subject to Code Section 409A and related regulations and other guidance. If, by its terms or at the election of the participant, the award defers settlement beyond the vesting date, the award will generally be subject to Code Section 409A. Code Section 409A imposes certain requirements on compensation that is deemed under Code Section 409A to involve deferred compensation. If Code Section 409A applies to the 2016 Plan or any award, and the 2016 Plan and award do not, when considered together, satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includable in income and may also be subject to interest charges under Code Section 409A. We do not have any responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

Performance-based Compensation – Section 162(m) Requirements. The 2016 Plan is structured with the intent of allowing the Compensation Committee the flexibility to pay compensation exempt from Code Section 162(m) in order to preserve, to the extent practicable, GeoVax’s ability to claim a tax deduction for such awards under the 2016 Plan to covered employees. Code Section 162(m) generally denies an employer a deduction for compensation paid to covered employees of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation. Subject to Code Section 162(m) and certain reporting requirements, we may be entitled to an income tax deduction with respect to the amount of compensation includable as income to the participant. See “Performance-Based Compensation – Code Section 162(m) Requirements” above.

New Plan Benefits

No awards will be granted under the 2016 Plan unless it is approved by our stockholders. The selection of individuals who will receive awards under the 2016 Plan, if our stockholders approve the 2016 Plan, and the amount of any such awards is not yet determinable due to vesting, performance and other requirements. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of participants. In 2015, we granted awards under the 2006 Plan to our named executive officers, non-employee directors and other eligible employees. These awards are described under the “Executive Compensation” and “Director Compensation” sections in this proxy statement.

The Board believes that approval of the 2016 Plan is in the best interests of GeoVax in order to continue the purposes of our equity compensation program and to serve as an important recruitment and retention tool. The Board believes that substantial equity-based ownership encourages management and other participants to take actions favorable to the long-term interests of GeoVax and our stockholders. The Board believes that the adoption of the 2016 Plan will allow us to continue and enhance the use of equity compensation as a significant component of a competitive, but measured, overall compensation program.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE GEOVAX LABS, INC. 2016 STOCK INCENTIVE PLAN.

Proposal 4
Ratification of Appointment of
Independent Registered Public Accounting Firm

The Audit Committee has appointed the firm of Porter Keadle Moore LLC (“PKM”) to serve as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2016. PKM has served as the independent registered public accounting firm of the Company since 2006, and is considered by the Audit Committee and management to be well qualified.

Principal Accountant Fees and Services

The aggregate fees billed for the services rendered to us by PKM for the years ended December 31, 2015 and 2014 were as follows:

	2015	2014
Audit Fees (1)	$97,900	$88,600
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$97,900	$89,600

__________________

(1)

Audit Fees for 2015 and 2014 consisted principally of fees for professional services in connection with the audits of our consolidated financial statements, review of our Annual Report on Form 10-K, review of our interim financial statements and Quarterly Reports on Form 10-Q, and review of SEC registration statements.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors (the “Policy”) prior to the engagement of the independent auditors with respect to such services. Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent auditor’s independence. All audit services and non-audit services provided by PKM for 2015 and 2014 were pre-approved by the Audit Committee.

Stockholder ratification of the Audit Committee’s selection of PKM as our independent registered public accounting firm for the year ending December 31, 2016 is not required by our Bylaws, or otherwise. Nonetheless, the Board of Directors has elected to submit the selection of PKM to our stockholders for ratification. The selection will be ratified if a majority of the votes cast at the Annual Meeting on the proposal vote in favor. Abstentions and broker non-votes are not treated as votes cast, and therefore will have no effect on the outcome of either proposal. If the selection of PKM as our independent registered public accounting firm for the year ending December 31, 2016 is not ratified, the matter will be referred to the Audit Committee for further review.

Representatives of PKM are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

THE AUDIT COMMITTEE AND BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PORTER KEADLE MOORE LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF GEOVAX LABS INC. FOR FISCAL 2016.

Report of the Audit Committee

The Audit Committee of the Board of Directors is providing this report to enable stockholders to understand how it monitors and oversees the Company’s financial reporting process. The Audit Committee consists of three directors, each of whom are independent in accordance with the criteria of independence set forth in Section 301(3)(B) of the Sarbanes-Oxley Act of 2002 and operates pursuant to an Audit Committee charter that is reviewed annually by the Audit Committee and updated as appropriate. The Audit Committee charter is available on our web site at http://www.geovax.com.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

This report confirms that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2015 with management and the Company’s independent public accountants; (ii) discussed with the Company’s independent public accountants the matters required to be discussed pursuant to Auditing Standard No. 61 (Communications with Audit Committees); (iii) received and reviewed the written disclosures and letter from the Company’s independent public accountants as required by the Public Company Accounting Oversight Board regarding the independent accountants’ independence; and (iv) discussed with the Company’s independent public accountants their independence from the Company.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit professional services rendered by Porter Keadle Moore LLC, as discussed above and disclosed elsewhere in this proxy statement, is compatible with maintaining their independence.

Based upon the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

John N. Spencer, Jr., Chairman

Randal D. Chase

Dean G. Kollintzas

Proposal 5
Advisory Vote: Approval of the Compensation
of our Named Executive Officers

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in accordance with the SEC’s rules in the “Executive Compensation” section of this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation in the future. Our Board of Directors and Compensation Committee value the opinion of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

In general, the Company operates in a marketplace where competition for talented executives is intense and significant. The biopharmaceutical industry is highly competitive and includes companies with far greater resources than ours. We are engaged in the long-term development of drug candidates without the benefit of significant current product revenues, and therefore our operations involve a high degree of risk and uncertainty. This level of risk and uncertainty may make it difficult to attract and retain talented executives. Nevertheless, continuity of personnel across multi-disciplinary functions is critical to the success of our business. Furthermore, since we have relatively few employees, each must perform a broad scope of functions, and there is very little redundancy in skills.

The Compensation Committee engaged our counsel, Womble Carlyle Sandridge & Rice LLP, to advise it on the terms of the 2016 Stock Incentive Plan, but did not otherwise employ compensation consultants during 2015 and did not formally “benchmark” Company executive compensation by comparing it to other businesses.

The three primary compensation elements used for executive officers are base salary, cash bonus, and stock option awards.

Base Salary

The Compensation Committee and the Board of Directors seek to maintain executive base salary at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve our goals over the long term. Base salaries provide our executive officers with a degree of financial certainty and stability and also reward individual achievements and contributions.

Cash Bonus

Annual cash incentive awards motivate our executive officers to contribute toward the achievement of corporate goals and objectives. Generally, every employee is eligible to earn an annual cash incentive award, promoting alignment and pay-for-performance at all levels of the organization. The Company does not have a formalized cash incentive award plan, and awards are based on the subjective recommendation of the President and Chief Executive Officer (except as to the President and Chief Executive Officer’s cash bonus) and on the Compensation Committee’s subjective judgment.

Stock Option Awards

Stock option awards are a fundamental element in the Company’s executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and align the interests of our stockholders and management. In addition, the Compensation Committee believes they are crucial to a competitive compensation program for executive officers, and they act as a powerful retention tool. In its current pre-commercial state, the Company’s still facing a significant level of risk, but with the potential for a high reward over a period of time, and therefore the Compensation Committee believes that stock incentive awards are appropriate for executive officers. These awards are provided through initial grants at or near the date of hire and through subsequent, periodic grants. The initial grant is typically larger than subsequent, periodic grants and is intended to motivate the officer to make the kind of decisions and implement strategies and programs that will contribute to an increase in our stock price over time. Subsequent periodic stock option awards may be granted to reflect each executive officer’s ongoing contributions to the Company, to create an incentive to remain at the Company, and to provide a long-term incentive to achieve or exceed our corporate goals and objectives. The Company does not have a formula for determining stock option awards. Awards are generally based on the subjective recommendation of the President and Chief Executive Officer and on the Compensation Committee’s subjective judgment. The Compensation Committee does not typically give much weight to the overall levels of stock and stock options owned by the Company’s executive officers and directors. The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for the Company’s executive officers.

We currently include solicitation of the say-on-pay vote at each annual meeting of stockholders. At our 2015 annual meeting of stockholders held on May 12, 2015, the say-on-pay proposal was approved.

We believe that the executive compensation information provided in this proxy statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support the success of our business. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the proxy statement for the Company’s 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Other Matters

Stockholder Proposals

Any proposal which a stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next Annual Meeting of Stockholders to be held in 2017 must be received by us on or before January 2, 2017. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy statement and proxy in 2017. Stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after March 19, 2017. If a stockholder proposal received after March 19, 2017 is considered at the Annual Meeting, the appointed proxies will have discretionary authority to vote on the matter. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements, even if it was not discussed in this proxy statement.

Notice of intention to present a proposal at the 2017 Annual Meeting of Stockholders should be addressed to Corporate Secretary, GeoVax Labs, Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia 30080.

Availability of Annual Report

GeoVax’s Annual Report to Stockholders, containing the Company’s Annual Report on Form 10-K including the Company’s audited financial statements for the year ended December 31, 2015, accompanies this proxy statement but is not a part of the Company’s soliciting materials.

Stockholders may obtain, without charge, a copy of the Company’s Annual Report on Form 10-K for fiscal 2015, filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Investor Relations, GeoVax Labs Inc., 1900 Lake Park Drive, Suite 380, Smyrna, Georgia  30080, or contact Investor Relations by telephone at (678) 384-7220 or email at investor@geovax.com. The Company’s Form 10-K is also available online at the Company’s website, www.geovax.com.

Delivery of Documents to Stockholders Sharing an Address

Some banks, brokers or other nominees may participate in the practice of “householding” proxy materials. This means that only one copy of our proxy statement, form of proxy, Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, may have been sent to multiple stockholders living in the same household. We will promptly arrange for delivery of a separate copy of our proxy statement, form of proxy, Annual Report, or Notice of Internet Availability of Proxy Materials, as applicable, to any stockholder of record who shares with another stockholder an address to which only one copy was delivered upon request made (i) in writing to us at GeoVax Labs, Inc., Attention: Corporate Secretary, 1900 Lake Park Drive, Suite, 380, Smyrna, Georgia 30080, (ii) by calling us at (678) 384-7220, or (iii) via e-mail to investor@geovax.com. Any stockholder who shares with another stockholder an address that receives only one copy of our proxy statement and wishes to receive a separate copy of any such document in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee, or contact us at the above address and telephone number.

By Order of the Board of Directors

Mark W. Reynolds Corporate Secretary

ANNEX A

Certificate of Amendment
to the Certificate of Incorporation
of
Geovax Labs, Inc.

GeoVax Labs, Inc., a Delaware corporation (the “Corporation”), does hereby certify that the Corporation’s Certificate of Incorporation originally filed with the Delaware Secretary of State on June 17, 2008, as amended by the following:

●	Certificate of Merger filed June 18, 2008, as further amended by the following documents:
●	Certificate of Amendment to the Certificate of Incorporation filed April 13, 2010;
●	Certificate of Amendment to the Certificate of Incorporation filed April 27, 2010;
●	Certificate of Designation filed on March 20, 2012;
●	Certificate of Amendment to the Certificate of Incorporation filed August 1, 2013;
●	Amendment to Certificate of Designation filed on December 12, 2013;
●	Certificate of Designation filed on December 12, 2013; and
●	Certificate of Designation filed on February 27, 2015, and
●	Certificate of Amendment to the Certificate of Incorporation filed May 13, 2015

IS HEREBY FURTHER AMENDED pursuant to Section 242 of the General Corporation Law of the State of Delaware.

The Corporation does hereby further certify that this Certificate of Amendment was duly adopted by the Corporation’s Board of Directors and by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

The Certificate of Incorporation of the Corporation, as amended, is hereby amended as follows:

The first paragraph of Article IV of the Certificate of Incorporation, as amended, shall be deleted in its entirety and replaced with the following:

"The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 310,000,000 shares, which are divided into two classes consisting of: (a) 300,000,000 shares of Common Stock, par value $0.001 per share, and (b) 10,000,000 shares of Preferred Stock, par value $0.01 per share."

The remainder of the Certificate of Incorporation shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed on ____________________, 2016.

GEOVAX LABS, INC.

Name:
Title:

A-1

ANNEX B

GEOVAX LABS, INC.

2016 STOCK INCENTIVE PLAN

GEOVAX LABS, INC.

2016 STOCK INCENTIVE PLAN

1.	Definitions

In addition to other terms defined herein or in an Award Agreement, the following terms shall have the meanings given below:

(a)     Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b)     Affiliate means any Parent or Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws if and to the extent required.

(c)     Applicable Law means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code, applicable federal and state banking laws, rules and regulations and the listing or other rules of any applicable stock exchange. References to applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Administrator determines otherwise.

(d)     Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or a Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Stock Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; an Other Stock-Based Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(e)     Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock or any other benefit underlying an Award, as may be established by the Administrator.

(f)     Base Price means, with respect to an SAR, the initial price assigned to the SAR.

(g)     Board or Board of Directors means the Board of Directors of the Company.

(h)     [Reserved.]

(i)     Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “Cause” as defined under the Participant’s employment, change of control, consulting or other agreement with the Company or an Affiliate, if any, or (ii) if the Participant has not entered into any such agreement (or, if any such agreement does not define “Cause”), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal or failure to perform his duties for the Company or an Affiliate; or (C) engaging in fraudulent conduct or conduct that could be materially damaging to the Company without a reasonable good faith belief that such conduct was in the best interest of the Company. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall also be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(j)     A Change of Control shall (except as may be otherwise required, if at all, under Code Section 409A) be deemed to have occurred on the earliest of the following dates:

(i)     The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, more than fifty percent (50%) of the total voting power of the Company’s then outstanding voting stock;

(ii)     The date of the consummation of (A) a merger, consolidation, recapitalization or reorganization of the Company (or similar transaction involving the Company), in which the holders of the Common Stock immediately prior to the transaction have voting control over less than fifty-one percent (51%) of the voting securities of the surviving corporation immediately after such transaction, or (B) the sale or disposition of all or substantially all the assets of the Company; or

(iii)     The date there shall have been a change in a majority of the Board of Directors of the Company within a 12-month period unless the nomination for election by the Company’s shareholders or the appointment of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period.

For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Company, a Subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any Subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.

For the purposes of clarity, a transaction shall not constitute a Change of Control if its principal purpose is to change the state of the Company’s incorporation, create a holding company that would be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction or is another transaction of other similar effect.

Notwithstanding the preceding provisions of Section 1(j), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Code Section 409A, then distributions related to such Awards to be made upon a Change of Control may be permitted, in the Administrator's discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Company; (B) a change in effective control of the Company; or (C) a change in the ownership of a substantial portion of the assets of the Company.

(k)     Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(l)      Committee means the Compensation Committee of the Board or other Board committee which may be appointed to administer the Plan in whole or in part.

(m)     Common Stock means the common stock of GeoVax Labs, Inc., $0.001 par value per share, or any successor securities thereto.

(n)     Company means GeoVax Labs, Inc., a Delaware corporation, together with any successor thereto.

(o)     Covered Employee shall have the meaning given the term in Code Section 162(m).

(p)     Director means a member of the Board or of the board of directors of an Affiliate.

(q)     Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, having the meaning given in any Award Agreement, employment agreement, change of control agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Disability”), “Disability” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have authority to determine if a Disability has occurred.

(r)     Dividend Equivalent Award means a right granted to a Participant pursuant to Section 14 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(s)     Effective Date means the effective date of the Plan, as provided in Section 4.

(t)     Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (taking into account Code Section 409A considerations if and to the extent applicable); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Company or any Parent or Subsidiary for purposes of Treasury Regulation Section 1.421-1(h).

(u)     Exchange Act means the Securities Exchange Act of 1934, as amended.

(v)     Fair Market Value per share of the Common Stock shall be established by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on The NASDAQ Stock Market (“Nasdaq”) or another national or regional stock exchange, the Fair Market Value shall be the closing sales price per share of the shares on Nasdaq or other principal stock exchange on which such securities are listed on the date an Award is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on Nasdaq or another stock exchange but are regularly quoted on an automated quotation system (including the OTC Bulletin Board and the quotations published by the OTC Markets Group) or by a recognized securities dealer, the Fair Market Value shall be the closing sales price for such shares as quoted on such system or by such securities dealer on the valuation date, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the valuation date (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(w)     Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(x)     Full Value Award means an Award, other than in the form of an Option, SAR or Other Stock-Based Award, which is settled by the issuance of Common Stock.

(y)     [Reserved.]

(z)     Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(aa)   Independent Contractor means an independent contractor, consultant or advisor providing services (other than capital-raising services) to the Company or an Affiliate.

(bb)    Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(cc)     Option means a stock option granted under Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the Option Price, and subject to such terms and conditions, as may be set forth in the Plan or an Award Agreement or established by the Administrator.

(dd)     Option Period means the term of an Option, as provided in Section 7(d).

(ee)     Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(ff)     Other Stock-Based Award means a right, granted to a Participant under Section 12, that relates to or is valued by referenced to shares of Common Stock or other Awards relating to shares of Common Stock.

(gg)     Parent means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(hh)     Participant means an individual who is an Employee employed by, or a Director or Independent Contractor providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ii)     Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(jj)     Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent required under Code Section 162(m) with respect to Awards granted to Covered Employees that are intended to qualify as “performance-based compensation” under Code Section 162(m), such performance factors shall be objective and shall be based upon one or more of the following criteria (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) book value per share; (x) return on investment; (xi) return on capital; (xii) improvements in capital structure; (xiii) expense management; (xiv) profitability of an identifiable business unit or product; (xv) maintenance or improvement of profit margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) revenues or sales; (xix) costs; (xx) working capital; (xxi) economic wealth created; (xxii) strategic business criteria; (xxiii) efficiency ratio(s); (xxiv) achievement of division, group, function or corporate financial, strategic or operational goals; and (xxv) comparisons with stock market indices or performances of metrics of peer companies. In addition, with respect to compensation that is not intended to qualify for the performance-based compensation exception under Code Section 162(m), the Administrator may also approve performance objectives based on other criteria, which may or may not be objective. If and to the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period. The foregoing criteria may relate to the Company, one or more of its Affiliates or one or more of its divisions, units, segments, partnerships, joint ventures or minority investments, facilities, product lines or products or any combination of the foregoing. The targeted level or levels of performance with respect to such business criteria may be established at such levels and on such terms as the Administrator may determine, in its discretion, including but not limited to on an absolute basis, in relation to performance in a prior performance period, relative to one or more peer group companies or indices, on a per share and/or share per capita basis, on a pre-tax or after tax basis, and/or any combination thereof.

(kk)     Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ll)     Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(mm)     Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(nn)     Plan means the GeoVax Labs, Inc. 2016 Stock Incentive Plan, as it may be hereafter amended and/or restated.

(oo)     [Reserved.]

(pp)     Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

(qq)     Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(rr)     Restricted Stock Award means shares of Common Stock granted to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(ss)     Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled, if at all, (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit represents the promise of the Company to deliver shares of Common Stock, cash or a combination thereof, as applicable, at the end of the applicable restriction period if and only to the extent the Award vests and ceases to be subject to forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any terms and conditions established by the Administrator.

(tt)     Retirement shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), as applied to any Participant, have the meaning given in an Award Agreement, employment agreement, change of control agreement, consulting agreement or other agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if such agreement does not define “Retirement”), then “Retirement” shall, unless the Administrator determines otherwise, mean retirement in accordance with the retirement policies and procedures established by the Company. The Administrator shall have authority to determine if a Retirement has occurred.

(uu)     SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value on the date of exercise over the Base Price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(vv)     Securities Act means the Securities Act of 1933, as amended.

(ww)     Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(xx)     Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator (taking into account any Code Section 409A considerations).

2.	Purpose

The purposes of the Plan are to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock and other equity-based interests in the Company and/or to provide other incentive awards in order to promote a closer identification of their interests with those of the Company and its shareholders, and to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, interest and special effort the successful conduct of its operation largely depends. These purposes may be carried out through the granting of Awards to selected Participants, including the granting of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Freestanding SARs and/or Related SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; Performance Awards in the form of Performance Shares and/or Performance Units; Phantom Stock Awards; Other Stock-Based Awards; and/or Dividend Equivalent Awards.

3.	Administration of the Plan

(a)     The Plan shall be administered by the Board or, upon its delegation, by the Committee (or a subcommittee thereof). If and to the extent required under Rule 16b-3 adopted under the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3, or as may otherwise be permitted under Rule 16b-3. Further, if and to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, Committee members shall qualify as “independent directors” under applicable stock exchange rules if and to the extent required.

(b)     Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority to (i) determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; (iv) correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement; and (v) construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. In addition, subject to the restrictions contained in Section 3(c) herein, (i) the Administrator shall have the authority to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator’s authority to grant Awards and authorize payments under the Plan shall not in any way restrict the authority of the Company to grant compensation to Employees, Directors or Independent Contractors under any other compensation plan, program or arrangement of the Company or an Affiliate. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate, and/or other circumstances where such reduction, cancellation, forfeiture or recoupment is required by Applicable Law. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Law, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. All determinations of the Administrator with respect to the Plan and any Award or Award Agreement will be final and binding on the Company and all persons having or claiming an interest in any Award granted under the Plan. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner and to the fullest extent provided in the Company’s certificate of incorporation and/or bylaws and/or pursuant to Applicable Law.

(c)     Notwithstanding the provisions of Section 3(b), Awards granted to a Participant under the Plan shall be subject to a minimum vesting period of one year; provided, however, that (i) the Administrator may provide for acceleration of vesting of all or a portion of an Award in the event of a Participant's death, Disability or Retirement, or (to the extent provided pursuant to Section 15 herein) upon the occurrence of a Change of Control of the Company; (ii) the Administrator may provide for the grant of an Award to a Participant without a minimum vesting period or may accelerate the vesting of all or a portion of an Award for any reason, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 5(a) herein, upon such terms and conditions as the Administrator shall determine; and (iii) the Administrator also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions, Awards that are granted as an inducement to be employed by the Company or an Affiliate or to replace forfeited awards from a former employer, or Awards that are granted in exchange for foregone cash compensation.

(d)     The Administrator may adjust or modify Performance Measures or other performance factors or terms or conditions of Awards due to extraordinary items, transactions, events or developments, or in recognition of any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Administrator (provided that any adjustment or modification involving Covered Employees for compensation that is intended to qualify as “performance-based compensation” under Code Section 162(m) shall be made in an objectively determinable manner and shall be subject to any applicable Code Section 162(m) restrictions). By way of example but not limitation, the Administrator may provide with respect to any Award that any evaluation of performance shall exclude or otherwise adjust for any specified circumstance or event that occurs during a performance period, including but not limited to circumstances or events such as the following: (i) asset write-downs or impairment charges; (ii) significant litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting standards or principles or other laws or regulatory rules; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in then-current accounting principles; (vi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders; (vii) acquisitions or divestitures; (viii) a change in the Company’s fiscal year; (ix) any other specific unusual or infrequent events or objectively determinable category thereof; and/or (x) foreign exchange gains and losses.

(e)     Notwithstanding the other provisions of Section 3, the Board may expressly delegate to one or more officers of the Company or a special committee consisting of one or more directors who are also officers of the Company the authority, within specified parameters, to grant Awards to eligible Participants, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(e) to an officer and/or a special committee, references to the “Administrator” shall include references to such officer(s) and/or special committee, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Law.

4.	Effective Date

The Effective Date of the Plan shall be the date upon which the Plan is approved by the shareholders of the Company (the “Effective Date”). Awards may be granted on or after the Effective Date, but no Awards may be granted after the date that is 10 years less one day from the Effective Date. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 17(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.	Shares of Stock Subject to the Plan; Award Limitations

(a)     Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 3,000,000 shares. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b)     Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i)     The maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 3,000,000 shares.

(ii)     If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Options and SARs that are not related to an Option for more than 250,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of such an Award).

(iii)     If and to the extent required under Code Section 162(m), in any 12-month period, no Participant may be granted Awards other than Options or SARs that are settled in shares of Common Stock for more than 250,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of the Common Stock on the date of grant of such an Award).

(iv)     Notwithstanding the provisions of Sections 5(b)(ii) and (iii) herein, with respect to non-employee Directors, in any 12-month period, no such Director may be granted Awards for more than 250,000 shares of Common Stock (or the equivalent value thereof based on the Fair Market Value per share of Common Stock on the date of grant of such an Award); provided, however, that any Director cash retainer fees or other fees that are settled in shares of Common Stock shall not be subject to this limitation.

(v)     The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Full Value Awards shall not exceed 250,000 shares.

(For purposes of Section 5(b)(ii), (iii) and (iv), an Option and Related SAR shall be treated as a single Award.)

(c)     Additional Share Counting Provisions. The following provisions shall apply with respect to the share limitations of Section 5(a):

(i)     To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

(ii)     Awards settled in cash shall not be counted against the share limitations stated in Section 5(a) herein.

(iii)     Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 5(a).

(iv)     To the extent that the full number of shares subject to an Award other than an Option or SAR is not issued for any reason, including by reason of failure to achieve maximum performance factors or criteria, only the number of shares issued and delivered shall be considered for purposes of determining the number of shares remaining available for issuance pursuant to Awards granted under the Plan.

(v)     The following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (A) shares withheld from an Award or delivered by a Participant to satisfy minimum tax withholding requirements for Awards, (B) shares not issued or delivered as a result of the net settlement of an outstanding Award, (C) shares used to pay the exercise price related to an outstanding Award and (D) shares repurchased on the open market with the proceeds of the Option Price.

(vi)     Further, (A) shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of shares available for delivery under the Plan, and (B) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of shares available under the Plan, subject, in the case of both (A) and (B) herein, to applicable stock exchange listing requirements.

(d)     Adjustments; Right to Issue Additional Securities: If there is any change in the outstanding shares of Common Stock because of a merger, change in control, consolidation, recapitalization or reorganization involving the Company, or if the Board declares a stock dividend, stock split distributable in shares of Common Stock, other distribution (other than regular or ordinary cash dividends) or reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company affecting the Common Stock (excluding conversion of convertible securities by the Company and/or the exercise of warrants by their holders), then the number of and type shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards (such as the number and type of shares subject to an Award and exercise price of an Award) or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Nothing in the Plan, an Award or an Award Agreement shall limit the ability of the Company to issue additional securities of any type or class.

6.	Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)     The individual is either (i) an Employee, (ii) a Director or (iii) an Independent Contractor.

(b)     With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under this Section 6, is an Employee of the Company or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c)     With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar transaction involving the Company or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Law (including, to the extent necessary, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(d)     The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7.	Options

(a)     Grant of Options: Subject to the terms of the Plan, the Administrator may in its discretion grant Options to such eligible Participants in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b)     Option Price: The Option Price per share at which an Option may be exercised shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value, if any, per share of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(c)     Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(d)     Option Period and Limitations on the Right to Exercise Options:

(i)     The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. The Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and the terms and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan (including but not limited to the provisions of Section 3(c) herein).

(ii)     An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator or Applicable Law (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A)     By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator;

(B)     By shares of Common Stock withheld upon exercise;

(C)     By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds to pay the Option Price;

(D)     By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Law; and/or

(E)     By any combination of the foregoing methods.

Shares delivered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator or its designee.

(iii)     The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be subject to the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all Options issued pursuant to this Section 7, and may reflect distinctions based on the reasons for termination of employment or service.

(e)     Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f)     Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000; provided that, if such limit is exceeded, then the first $100,000 of shares to become exercisable in such calendar year will be Incentive Options and the Options (or portion thereof) for shares with a value in excess of $100,000 that first became exercisable in that calendar year will be Nonqualified Options. In the event the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limitation on the Fair Market Value of shares permitted to be subject to Incentive Options, then such different limit shall be automatically incorporated herein.

(g)     Nontransferability of Options: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession or, in the Administrator’s discretion, such transfers as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421-2(c). Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8.	Stock Appreciation Rights

(a)     Grant of SARs: Subject to the terms of the Plan, the Administrator may in its discretion grant SARs to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The Base Price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a Base Price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a). An SAR shall be considered to be granted on the date that the Administrator acts to grant the SAR, or on such later date as may be established by the Administrator in accordance with Applicable Law.

(b)     Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The Base Price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in an Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c)     Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d)     Exercise of SARs:

(i)     Subject to the terms of the Plan (including but not limited to Section 3(c) herein), SARs shall be vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii)     SARs may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Company shall have received proper notice from the Participant of the exercise of such SAR.

(iii)     The Administrator shall determine the extent, if any, to which a Participant may have the right to exercise an SAR following termination of the Participant’s employment or service with the Company. Such rights, if any, shall be determined in the sole discretion of the Administrator, shall be stated in the individual Award Agreement, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service.

(e)     Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the excess, if any, of the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the Base Price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f)     Nontransferability: Unless the Administrator determines otherwise, SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for transfers if and to the extent permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9.	Restricted Awards

(a)     Grant of Restricted Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Restricted Awards to such Participants, for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may vest and be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time, a combination of attainment of performance objectives and continued service, Retirement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance factors or criteria, or a combination of performance factors or criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(jj)).

(b)     Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards.

(c)     Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)     Share Certificates; Escrow: Unless the Administrator determines otherwise, a certificate or certificates representing the shares of Common Stock subject to a Restricted Stock Award shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) after the Award has been granted. Notwithstanding the foregoing, the Administrator may require that (i) a Participant deliver the certificate(s) (or other instruments) for such shares to the Administrator or its designee to be held in escrow until the Restricted Stock Award vests and is no longer subject to a substantial risk of forfeiture (in which case the shares will be promptly released to the Participant) or is forfeited (in which case the shares shall be returned to the Company); and/or (ii) a Participant deliver to the Company a stock power, endorsed in blank (or similar instrument), relating to the shares subject to the Restricted Stock Award which are subject to forfeiture. Unless the Administrator determines otherwise, a certificate or certificate representing shares of Common Stock issuable pursuant to a Restricted Stock Unit shall be issued in the name of the Participant (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Law shall be provided) promptly after the Award (or portion thereof) has vested and been earned and is distributable.

(e)     Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10.	Performance Awards

(a)     Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible Participants upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant in an amount determined by the Administrator that gives the holder the opportunity to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), which is contingent upon the achievement of performance or other objectives during a specified period and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have discretion to determine the number of Performance Units and/or Performance Shares granted to any Participant. Subject to the provisions of Section 3(c) herein, the Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time or a combination of any such conditions. Subject to Section 1(jj), the Administrator shall determine the Performance Measures to be used in valuing Performance Awards.

(b)     Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of this Section 10.

(c)     Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock or a combination of cash and shares of Common Stock, as determined by the Administrator in its sole discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d)     Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e)     Nontransferability: Unless the Administrator determines otherwise, Performance Awards which have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares or any other benefit subject to the Award until the Performance Period has expired and the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11.	Phantom Stock Awards

(a)     Grant of Phantom Stock Awards: Subject to the terms of the Plan (including but not limited to Section 3(c) herein), the Administrator may in its discretion grant Phantom Stock Awards to such eligible Participants, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value based on the Fair Market Value of a share of Common Stock.

(b)     Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c)     Termination of Employment or Service; Forfeiture: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Company or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and related Award Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d)     Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(e)     Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession and (ii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12.	Other Stock-Based Awards

The Administrator shall have the authority to grant Other Stock-Based Awards to one or more eligible Participants. Such Other Stock-Based Awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or Awards for shares of Common Stock, including but not limited to Other Stock-Based Awards granted in lieu of bonus, salary or other compensation, Other Stock-Based Awards granted with vesting or performance conditions, and/or Other Stock-Based Awards granted without being subject to vesting or performance conditions (subject to the terms of Section 3(c) herein). Subject to the provisions of the Plan, the Administrator shall determine the number of shares of Common Stock to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, shares of Common Stock or a combination of cash and shares of Common Stock; and the other terms and conditions of such Awards. Unless the Administrator determines otherwise, (i) Other Stock-Based Awards shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers by will or the laws of intestate succession, and (ii) shares of Common Stock (if any) subject to an Other Stock-Based Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Other Stock-Based Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

13.	[Reserved.]

14.	Dividends and Dividend Equivalents

The Administrator may, in its sole discretion, provide that Awards other than Options and SARs earn dividends or dividend equivalent rights (“dividend equivalents”); provided, however, that dividends and dividend equivalents, if any, on unearned or unvested performance-based Awards shall not be paid (even if accrued) unless and until the underlying Award (or portion thereof) has vested and/or been earned. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalents related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalents to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

15.	Change of Control

The Administrator shall (taking into account any Code Section 409A considerations) have sole discretion to determine at any time the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award (in whole or in part), in the event of a Change of Control. Without limiting the effect of the foregoing, the Administrator’s discretion shall include, but shall in no way be limited to, the discretion to determine with respect to all or any portion of an Award that (i) the Award shall vest, be earned and/or become exercisable upon a Change of Control, (ii) vesting, earning and/or exercisability of the Award shall accelerate upon a Change of Control, (iii) exercise of the Award must occur, if at all, within time period(s) specified by the Administrator, after which time period(s) the Award shall, unless the Administrator determines otherwise, terminate, (iv) the Award shall be assumed or substituted for another award, (v) the Award shall be cancelled without the payment of consideration, (vi) the Award shall be cancelled in exchange for a cash payment or other consideration in an amount determined by the Administrator, (vii) the Award shall be subject to such treatment (including but not limited to cancellation, cashout, assumption or substitution) as is provided under the terms of the agreement or other instrument establishing terms of the Change of Control transaction (e.g., a merger agreement); and/or (viii) other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change of Control on an Award shall be subject to both the occurrence of a Change of Control event and termination of employment or service of the Participant upon such terms and conditions as may be established by the Administrator. Any such determinations of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement.

16.	Withholding

The Company shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any Participant or other person to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may in its discretion establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to deliver to the Company shares of Common Stock held by the Participant (which are fully vested and not subject to any pledge or other security interest) and/or to have the Company withhold shares of Common Stock from the shares to which the recipient is otherwise entitled. The number of shares to be delivered or withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator. The Participant shall remain responsible at all times for paying any federal, state, foreign and/or local income or employment tax due with respect to any Award, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise.

17.	Amendment and Termination of the Plan and Awards

(a)     Amendment and Termination of Plan; Prohibition on Repricing: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the shareholders of the Company shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Law; and (ii) except for adjustments made pursuant to Section 5(d) the Company may not, without obtaining shareholder approval, (A) amend the terms of outstanding Options or SARs to reduce the Option Price or Base Price of such outstanding Options or SARs; (B) exchange outstanding Options or SARs for cash, for Options or SARs with an Option Price or Base Price that is less than the Option Price or Base Price of the original Option or SAR, or for other equity awards at a time when the original Option or SAR has an Option Price or Base Price, as the case may be, above the Fair Market Value of the Common Stock; or (C) take other action with respect to Options or SARs that would be treated as a repricing under the rules of the principal stock exchange on which shares of the Common Stock are listed.

(b)     Amendment and Termination of Awards: The Administrator may (subject to Section 17(a)(ii) herein) amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as otherwise provided in Section 17(c)) such amendment, alteration, suspension or termination of an Award shall not, without the written consent of the Participant with respect to an outstanding Award, materially adversely affect the rights of the Participant with respect to the Award.

(c)     Amendments to Comply with Applicable Law: Notwithstanding Section 17(a) and Section 17(b) herein, the following provisions shall apply:

(i)     The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii)     The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law.

18.	Restrictions on Awards and Shares; Compliance with Applicable Law

(a)     General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Company may require a Participant or other person at any time and from time to time to become a party to an Award Agreement, other agreement(s) restricting the transfer, purchase, repurchase and/or voting of shares of Common Stock of the Company, and any employment agreements, consulting agreements, noncompetition agreements, confidentiality agreements, nonsolicitation agreements, nondisparagement agreements or other agreements imposing such restrictions as may be required by the Company. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the Plan, the Award Agreement, any other applicable agreements and Applicable Law. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in the Plan, the Award Agreement and any other applicable agreements and Applicable Law.

(b)     Compliance with Applicable Laws, Rules and Regulations: The Company may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities or other laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Law (including but not limited to the requirements of the Securities Act). The Company will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or similar organization, and the Company will have no liability for any inability or failure to do so. The Company may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Law or as may be advised by legal counsel.

19.	No Right or Obligation of Continued Employment or Service or to Awards; Compliance with the Plan

Neither the Plan, an Award, an Award Agreement nor any other action related to the Plan shall confer upon a Participant any right to continue in the employ or service of the Company or an Affiliate as an Employee, Director or Independent Contractor, or interfere in any way with the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. In addition, no person shall have any right to be granted an Award, and the Company shall have no obligation to treat Participants or Awards uniformly. By participating in the Plan, each Participant shall be deemed to have accepted all of the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Administrator and shall be fully bound thereby. Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

20.	General Provisions

(a)     Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards or otherwise determined by the Administrator, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award, Phantom Stock Award or Other Stock-Based Award shall be issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Law shall be provided) after the Award (or portion thereof) has vested and been earned.

(b)     Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(c)     Code Section 162(m) Performance-Based Compensation. To the extent to which Code Section 162(m) is applicable, the Company intends that compensation payable under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise. To the extent that Code Section 162(m) is applicable, the Administrator shall, within the time periods and in the manner prescribed by Code Section 162(m), select eligible Participants and define in an objective fashion the manner of calculating the Performance Measures it selects to use for Covered Employees during any specific performance period.

(d)     Unfunded Plan; No Effect on Other Plans:

(i)     The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to shares of Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii)     The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii)     The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

(e)     Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(f)     Beneficiary Designation: The Administrator may, in its discretion, permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(g)     Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(h)     Severability: If any provision of the Plan or an Award Agreement shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan or the Award Agreement, and the Plan or Award Agreement shall be construed and enforced as if the illegal or invalid provision had not been included.

(i)     Rules of Construction: Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall (unless the Administrator determines otherwise) be construed to refer to any amendment to or successor of such provision of law.

(j)     Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(k)     Award Agreement: The grant of any Award under the Plan shall be evidenced by an Award Agreement between the Company and the Participant. Such Award Agreement may state terms, conditions and restrictions applicable to the Award and may state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares of Common Stock (or other benefits) subject to an Award, as may be established by the Administrator.

(l)     Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may at any time (subject to any Code Section 409A considerations) reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Company or an Affiliate that is or becomes due and payable.

(m)     Uncertificated Shares: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Company’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Company’s certificate of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock may be traded).

(n)     Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including but not limited to any taxes arising under Code Section 409A), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Company shall have no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person.

(o)     Effect of Certain Changes in Status: Notwithstanding the other terms of the Plan or an Award Agreement, the Administrator has sole discretion to determine (taking into account any Code Section 409A considerations), at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to modifying the vesting, exercisability and/or earning of Awards) granted to a Participant if the Participant’s status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant’s employment or service occur.

(p)     Shareholder Approval: The Plan is subject to approval by the shareholders of the Company in accordance with the provisions of Applicable Law (including Treasury Regulation Section 1.422-2(b)(2)). Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

(q)     Deferrals: Subject to the provisions of this Section 20(q) and Section 21, the Administrator may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be payable with respect to an Award. Any such deferral shall be subject to such terms and conditions as may be established by the Administrator and to any applicable Code Section 409A requirements.

(r)     Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(s)     Compliance with Recoupment, Ownership and Other Policies or Agreements: Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Administrator may, at any time, consistent with, but without limiting, the authority granted in Section 3(b) herein, in its discretion provide that an Award or benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, noncompetition, confidentiality or other restrictive covenants, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to the grant of an Award or receipt or retention of shares of Common Stock, cash or any other benefit under the Plan, the Administrator may, at any time, require that a Participant agree to abide by any equity retention policy, stock ownership guidelines, compensation recovery policy and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under Applicable Law.

(t)     Plan Controls: Unless the Administrator determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan.

21.	Compliance with Code Section 409A

Notwithstanding any other provision in the Plan or an Award Agreement to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with, or be exempt from, Code Section 409A, and the Plan and any such Award Agreement shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with, or exempt from, Code Section 409A. In the event that the Company (or a successor thereto) has any stock which is publicly traded on an established securities market or otherwise, distributions that are subject to Code Section 409A to any Participant who is a “specified employee” (as defined under Code Section 409A) upon a separation from service may only be made following the expiration of the six-month period after the date of separation from service (as defined in Code Section 409A) (with such distributions to be made during the seventh month following separation of service), or, if earlier than the end of the six-month period, the date of death of the specified employee, or as otherwise permitted under Code Section 409A. For purposes of Code Section 409A, each installment payment provided under the Plan or an Award Agreement shall be treated as a separate payment. Without in any way limiting the effect of any of the foregoing, (i) in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable, and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

IN WITNESS WHEREOF, this GeoVax Labs, Inc. 2016 Stock Incentive Plan is, by the authority of the Board of Directors of the Company, executed in behalf of the Company, the ____ day of __________, 2016.

GEOVAX LABS, INC.

By:
Name:
Title:

ATTEST:

By:
Name:
Title:

GEOVAX LABS, INC.	Preliminary Copies

ATTN: CORPORATE SECRETARY

1900 LAKE PARK DRIVE

SUITE 380

SMYRNA, GEORGIA 30080

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GEOVAX LABS, INC.

The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Directors		☐	☐	☐

Nominees:

	01) David A. Dodd 02) Randal D. Chase 03) Dean G. Kollintzas	04) Robert T. McNally 05) Harriet L. Robinson 06) John N. Spencer, Jr

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:		For	Against	Abstain

2.	Approval of an amendment to the Certificate of Incorporation of GeoVax Labs, Inc. to increase the authorized shares of common stock, $0.001 par value, from 150,000,000 to 300,000,000.	☐	☐	☐

3.	Approval of the GeoVax Labs, Inc. 2016 Stock Incentive Plan	☐	☐	☐

4.	Ratification of the appointment of Porter Keadle Moore LLC as the independent registered public accounting firm of GeoVax Labs, Inc. for the fiscal year ending December 31, 2016.	☐	☐	☐

5.	Approval on an advisory basis, of the compensation of our Named Executive Officers (as defined in the proxy statement).	☐	☐	☐

NOTE: And such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

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GEOVAX LABS, INC.

This proxy is solicited by the Board of Directors

Annual Meeting of Stockholders

June 14, 2016, 8:00 a.m.

This proxy will be voted as specified by the stockholder. If no specification is made, all shares will be voted "FOR" election of the director nominees and “FOR” approval of the other four proposals set forth in the proxy statement. The stockholder represented herein appoints Robert McNally and Mark Reynolds, and each of them, proxies with the power of substitution to vote all shares of Common Stock entitled to be voted by said stockholder at the Annual Meeting of Stockholders of GeoVax Labs, Inc. to be held at the offices of Womble Carlyle Sandridge & Rice, LLP, 271 17th Street, NW, Suite 2400, Atlanta, Georgia 30363, on June 14, 2016 at 8:00 a.m. local time, and in any adjournment or postponement thereof as specified in this proxy.

Continued and to be signed on reverse side